                                                                 Exhibit 99.1(D)

                             Computational Materials

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $688,000,000 Certificates



                       EQCC HOME EQUITY LOAN TRUST 1997-2


   EQCC Receivables Corporation and EQCC Asset Backed Corporation (Depositors)
                  EquiCredit Corporation of America (Servicer)






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

I.  SECURITIES OFFERED(1):

TO MATURITY:

---------------------------------------------------------------------------------------------------------------------------
                                                       APPROX.      ESTIMATED      ESTIMATED     EXPECTED       STATED
                  APPROX.      GROUP                   EXPECTED      WAL/MDUR       PRINCIPAL       FINAL    FINAL MATURITY
  SECURITIES       SIZE         NO.     BENCHMARK       PRICE         (YRS)       PMT. WINDOW    MATURITY
---------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (2)  $ 65,666,000      I            Curve     100.000%   1.00/0.93         1 - 25       7/15/99      7/15/28
CLASS A-2 (2)  $ 31,292,000      I            Curve     100.000%   0.45/0.43         1 - 9        3/15/98      5/15/04
CLASS A-3 (2)  $ 78,276,000      I            Curve     100.000%   1.15/1.07         9 - 20       2/15/99      5/15/04
CLASS A-4 (2)  $ 62,228,000      I         2 Yr Tsy     100.000%   2.05/1.86        20 - 30      12/15/99      4/15/07
CLASS A-5 (2)  $ 86,789,000      I         3 Yr Tsy     100.000%   3.05/2.67        30 - 46       4/15/01      4/15/11
CLASS A-6 (2)  $ 22,646,000      I            Curve     100.000%   4.05/3.43        46 - 52      10/15/01      2/15/12
CLASS A-7 (2)  $ 72,769,000      I            Curve     100.000%   5.56/4.45        52 - 83       5/15/04      2/15/20
CLASS A-8 (2)  $ 33,034,000      I        10 Yr Tsy     100.000%   9.95/6.76       83 - 360       6/15/27      7/15/28
CLASS A-9 (2)  $ 50,300,000      I            Curve     100.000%   6.16/4.81       37 - 178       4/15/12      7/15/28
CLASS A-10(3)  $185,000,000     II       1 mo LIBOR     100.000%      3.02          1 - 293      11/15/21      7/15/28
--------------------------------------------------------------------------------------------------------------------------


TO 10% CLEANUP CALL:

--------------------------------------------------------------------------------------------------------------------------
                                                       APPROX.      ESTIMATED      ESTIMATED     EXPECTED       STATED
                  APPROX.      GROUP                   EXPECTED      WAL/MDUR       PRINCIPAL       FINAL    FINAL MATURITY
  SECURITIES       SIZE         NO.     BENCHMARK       PRICE         (YRS)       PMT. WINDOW    MATURITY
--------------------------------------------------------------------------------------------------------------------------
CLASS A-7 (2)  $ 72,769,000     I             Curve     100.000%   5.56/4.45        52 - 83       5/15/04      2/15/20
CLASS A-8 (2)  $ 33,034,000     I         10 Yr Tsy     100.000%   6.88/5.24        83 - 83       5/15/04      7/15/28
CLASS A-9 (2)  $ 50,300,000     I             Curve     100.000%   5.86/4.64        37 - 83       5/15/04      7/15/28
CLASS A-10(3)  $185,000,000     II       1 mo LIBOR     100.000%      2.95           1 - 83       5/15/04      7/15/28
--------------------------------------------------------------------------------------------------------------------------


(1)      All Certificates will be rated Aaa/AAA by Moody's & S&P.

(2) Prepayments are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 5% CPR in month one, increase by 1.364% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(3)      Prepayments are sized at 25% CPR.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

II.  SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO MATURITY
-------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-1
Avg. Life (yrs)                       3.33        1.01        1.00        1.00        1.00        1.00        1.00
Mod Duration (yrs)                    2.85        0.94        0.93        0.93        0.93        0.93        0.93
Window (begin-end) (mths)            1 - 74      1 - 25      1 - 25      1 - 25      1 - 25      1 - 25      1 - 25
Expected Final Maturity              8/15/03     7/15/99     7/15/99     7/15/99     7/15/99     7/15/99     7/15/99
Yield @ 100.000%                      6.11        6.11        6.11        6.11        6.11        6.11        6.11

Class A-2
Avg. Life (yrs)                       6.75        1.33        0.57        0.45        0.37        0.32        0.28
Mod Duration (yrs)                    5.41        1.24        0.54        0.43        0.36        0.30        0.26
Window (begin-end) (mths)            74 - 83     8 - 25      1 - 11       1 - 9       1 - 8       1 - 7       1 - 6
Expected Final Maturity              5/15/04     7/15/99     5/15/98     3/15/98     2/15/98     1/15/98    12/15/97
Yield @ 100.000%                      5.94        5.94        5.94        5.94        5.94        5.94        5.94

Class A-3
Avg. Life (yrs)                       6.88        2.86        1.47        1.15        0.97        0.84        0.75
Mod Duration (yrs)                    5.43        2.53        1.35        1.07        0.91        0.80        0.71
Window (begin-end) (mths)            83 - 83     25 - 46     11 - 26     9 - 20      8 - 16      7 - 14      6 - 13
Expected Final Maturity              5/15/04     4/15/01     8/15/99     2/15/99    10/15/98     8/15/98     7/15/98
Yield @ 100.000%                      6.29        6.29        6.29        6.29        6.29        6.29        6.29

Class A-4
Avg. Life (yrs)                       8.22        4.60        2.53        2.05        1.68        1.41        1.22
Mod Duration (yrs)                    6.18        3.86        2.26        1.86        1.54        1.30        1.14
Window (begin-end) (mths)           83 - 118     46 - 67     26 - 36     20 - 30     16 - 25     14 - 21     13 - 18
Expected Final Maturity              4/15/07     1/15/03     6/15/00    12/15/99     7/15/99     3/15/99    12/15/98
Yield @ 100.000%                      6.44        6.44        6.44        6.44        6.44        6.44        6.44

Class A-5
Avg. Life (yrs)                       11.80       6.57        3.80        3.05        2.55        2.18        1.88
Mod Duration (yrs)                    7.96        5.17        3.25        2.67        2.27        1.97        1.72
Window (begin-end) (mths)           118 - 166    67 - 83     36 - 58     30 - 46     25 - 38     21 - 32     18 - 28
Expected Final Maturity              4/15/11     5/15/04     4/15/02     4/15/01     8/15/00     2/15/00    10/15/99
Yield @ 100.000%                      6.60        6.60        6.60        6.60        6.60        6.60        6.60
-------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO MATURITY
--------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-6
Avg. Life (yrs)                       14.22       7.35        5.09        4.05        3.32        2.81        2.45
Mod Duration (yrs)                    8.87        5.61        4.17        3.43        2.88        2.48        2.19
Window (begin-end) (mths)           166 - 176    83 - 99     58 - 66     46 - 52     38 - 43     32 - 36     28 - 31
Expected Final Maturity              2/15/12     9/15/05    12/15/02    10/15/01     1/15/01     6/15/00     1/15/00
Yield @ 100.000%                      6.80        6.80        6.80        6.80        6.80        6.80        6.80

Class A-7
Avg. Life (yrs)                       16.30       10.69       6.81        5.56        4.50        3.73        3.17
Mod Duration (yrs)                    9.43        7.28        5.24        4.45        3.73        3.18        2.75
Window (begin-end) (mths)           176 - 272   99 - 164    66 - 111     52 - 83     43 - 72     36 - 58     31 - 49
Expected Final Maturity              2/15/20     2/15/11     9/15/06     5/15/04     6/15/03     4/15/02     7/15/01
Yield @ 100.000%                      6.98        6.98        6.98        6.98        6.98        6.98        6.98

Class A-8
Avg. Life (yrs)                       26.80       16.66       11.94       9.95        8.32        6.71        5.21
Mod Duration (yrs)                    11.47       9.26        7.65        6.76        5.95        5.04        4.14
Window (begin-end) (mths)           272 - 360   164 - 360   111 - 360   83 - 360    72 - 360    58 - 360    49 - 355
Expected Final Maturity              6/15/27     6/15/27     6/15/27     6/15/27     6/15/27     6/15/27     1/15/27
Yield @ 100.000%                      7.30        7.30        7.30        7.30        7.30        7.30        7.30

Class A-9
Avg. Life (yrs)                       8.88        7.29        6.46        6.16        5.93        5.73        5.57
Mod Duration (yrs)                    6.34        5.48        5.00        4.81        4.66        4.54        4.43
Window (begin-end) (mths)           37 - 178    37 - 178    37 - 178    37 - 178    37 - 178    37 - 178    37 - 178
Expected Final Maturity              4/15/12     4/15/12     4/15/12     4/15/12     4/15/12     4/15/12     4/15/12
Yield @ 100.000%                      6.91        6.91        6.91        6.91        6.91        6.91        6.91
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO 10% CLEANUP CALL
--------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-7
Avg. Life (yrs)                       15.38       10.18       6.62        5.56        4.50        3.73        3.17
Mod Duration (yrs)                    9.17        7.07        5.13        4.45        3.73        3.18        2.75
Window (begin-end) (mths)           176 - 197   99 - 133     66 - 88     52 - 83     43 - 72     36 - 58     31 - 49
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04     6/15/03     4/15/02     7/15/01
Yield @ 100.000%                      6.98        6.98        6.98        6.98        6.98        6.98        6.98

Class A-8
Avg. Life (yrs)                       16.38       11.04       7.29        6.88        6.34        5.27        4.48
Mod Duration (yrs)                    9.30        7.36        5.48        5.24        4.92        4.23        3.70
Window (begin-end) (mths)           197 - 197   133 - 133    88 - 88     83 - 83     72 - 77     58 - 65     49 - 56
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      7.30        7.30        7.30        7.30        7.30        7.30        7.30

Class A-9
Avg. Life (yrs)                       8.88        7.24        6.16        5.86        5.49        4.88        4.35
Mod Duration (yrs)                    6.34        5.46        4.83        4.64        4.40        4.00        3.63
Window (begin-end) (mths)           37 - 178    37 - 133     37 - 88     37 - 83     37 - 77     37 - 65     37 - 56
Expected Final Maturity              4/15/12     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      6.91        6.91        6.91        6.91        6.91        6.91        6.91
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP II LOANS

TO MATURITY
--------------------------------------------------------------------------------------------------------------------
% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       8.03        5.20        3.59        3.02        2.57        2.20        1.89
Mod Duration (yrs)                    6.01        4.15        2.98        2.55        2.20        1.91        1.66
Window (begin-end) (mths)            1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 291
Expected Final Maturity             11/15/21    11/15/21    11/15/21    11/15/21    11/15/21    11/15/21     9/15/21
Yield @ 100.000%                      6.07        6.07        6.07        6.08        6.08        6.08        6.09
Yield @ 99.984%                       0.00        0.00        0.00        0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------


TO 10% CLEANUP CALL
--------------------------------------------------------------------------------------------------------------------
% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       7.75        5.07        3.52        2.95        2.48        2.07        1.76
Mod Duration (yrs)                    5.92        4.09        2.94        2.51        2.14        1.82        1.57
Window (begin-end) (mths)            1 - 197     1 - 133     1 - 88      1 - 83      1 - 77      1 - 65      1 - 56
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      6.07        6.07        6.07        6.07        6.07        6.07        6.07

Yield @ 99.984%                       0.00        0.00        0.00        0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

III.  COLLATERAL SUMMARY(1)

            FIXED RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

TOTAL NUMBER OF LOANS                                   10,497
TOTAL OUTSTANDING LOAN BALANCE                 $469,025,282.75
      BALLOON (% OF TOTAL)                              40.35%
      LEVEL PAY (% OF TOTAL)                            59.65%                                                         % BY BALANCE
AVERAGE LOAN PRINCIPAL BALANCE                      $44,681.84                                                         ------------
RANGE OF LOAN BALANCE                              $4,314.23 -             less than or equal to $25,000.00                  12.48%
                                                   $300,000.00                      $25,000.01 - $50,000.00                  30.64%
                                                                                    $50,000.01 - $75,000.00                  23.71%
                                                                                   $75,000.01 - $100,000.00                  13.21%
                                                                                  $100,000.01 - $300,000.00                  19.96%

                                                                                                                       % by Balance
WEIGHTED AVERAGE COUPON                                 10.86%                                                         ------------
COUPON RANGE                                    7.40% - 16.85%                              7.001% - 9.000%                 3.72%
                                                                                           9.001% - 11.000%                59.59%
                                                                                          11.001% - 13.000%                28.83%
                                                                                          13.001% - 15.000%                 7.78%
                                                                                          15.001% - 17.000%                 0.07%
WTD AVG ORIGINAL TERM (MOS)                                173
                                                                                                  Level Pay                 Balloon
                                                                                                  ---------                 -------
RANGE OF ORIGINAL TERM (MOS)                          36 - 360                       36-84          0.89%                    67.14%
                                                                                    85-120          4.06%                    11.32%
                                                                                   121-180         66.00%                    21.54%
                                                                                   181-240          9.78%                     0.00%
                                                                                   241-360         19.27%                     0.00%
WTD AVG REMAINING TERM (MOS)                               172
                                                                                                  Level Pay                 Balloon
                                                                                                  ---------                 -------
RANGE OF REMAINING TERM (MOS)                         26 - 360                       25-84          1.03%                    67.17%
                                                                                    85-120          4.32%                    11.29%
                                                                                   121-180         65.60%                    21.54%
                                                                                   181-240          9.78%                     0.00%
                                                                                   241-360         19.27%                     0.00%

LIEN POSITION (FIRST/SECOND)                   72.54% / 27.46%                                                         % by Balance
WEIGHTED AVERAGE CLTV                                   78.14%                                                         ------------
RANGE OF CLTV                                  0.79% - 100.00%                                0.00% - 7.00%                   0.00%
                                                                                             7.01% - 65.00%                  12.55%
                                                                                            65.01% - 75.00%                  21.96%
                                                                                            75.01% - 85.00%                  45.12%
                                                                                           85.01% - 100.00%                  20.37%

WTD AVG SECOND MORTGAGE RATIO                           32.14%                (for second liens only as of origination)
RANGE OF SECOND MORTGAGE RATIO                  3.36% - 99.81%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.


--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

            FIXED RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

PROPERTY TYPE
                                                           SINGLE FAMILY   92.64%           CONDOS/TOWNHOUSE     0.94%
                                                          2 TO 4 FAMILY     5.18%                      OTHER     1.25%
OCCUPANCY STATUS                                              OWNER OCC.   95.15%                 INVESTMENT     4.85%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than 6%                    FL   12.51%              NY     7.07%
of the pool principal balance                                        CA     7.11%             PA      6.12%

CREDIT CLASS                                                                    A                    62.59%
                                                                                B                    22.93%
                                                                                C                    12.02%
                                                                              C-2                     0.07%
                                                                                D                     2.39%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.




--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP I
CURRENT BALANCE

                         Current Balance        Number of Loans       Current Balance    Percentage of
                         ---------------        ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                         0.00 - 25,000.00                 3,312         58,544,819.61            12.48

                    25,000.01 - 50,000.00                 3,958        143,715,999.22            30.64

                    50,000.01 - 75,000.00                 1,828        111,193,300.27            23.71

                   75,000.01 - 100,000.00                                                        13.21
                                                            721         61,971,615.11
                  100,000.01 - 125,000.00                                                         8.09
                                                            340         37,927,211.56
                  125,000.01 - 150,000.00                                                         4.41
                                                            151         20,685,972.90
                  150,000.01 - 175,000.00                                                         3.21
                                                             93         15,054,082.79
                  175,000.01 - 200,000.00                                                         1.81
                                                             45          8,466,178.71
                  200,000.01 - 225,000.00                                                         1.12
                                                             25          5,258,358.45
                  225,000.01 - 250,000.00                                                         0.51
                                                             10          2,398,901.96
                  250,000.01 - 275,000.00                                                         0.38
                                                              7          1,792,696.70
                  275,000.01 - 300,000.00                                                         0.43
                                                              7          2,016,145.47

                                   TOTAL:                10,497         469,025,282.75           100.00


COUPON
                                   Coupon       Number of Loans       Current Balance    Percentage of
                                   ------       ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                            7.001 - 9.000                   242         17,468,158.26            3.72

                           9.001 - 11.000                 5,178        279,503,602.14           59.59

                          11.001 - 13.000                 3,497        135,209,858.71           28.83

                          13.001 - 15.000                 1,547         36,513,246.32            7.78

                          15.001 - 17.000                    33            330,417.32            0.07

                                   TOTAL:                10,497        469,025,282.75          100.00

REMAINING TERM
                         Stated Remaining       Number of Loans       Current Balance    Percentage of
                         ----------------       ---------------       ---------------    -------------
                         Term to Maturity                                               Current Balance
                         ----------------                                               ---------------
                                  25 - 48                    13            164,178.13                 0.04

                                  49 - 72                    95          1,561,517.92                 0.33

                                  73 - 96                 1,886        128,779,286.97                27.46

                                 97 - 120                   855         32,926,260.63                 7.02

                                121 - 144                    14            440,159.11                 0.09

                                145 - 168                     5             94,252.36                 0.02

                                169 - 192                 6,325        223,789,133.80                47.71

                                193 - 240                                                             5.83
                                                            535         27,358,666.49
                                241 - 360                                                            11.49
                                                            769         53,911,827.34

                                   TOTAL:                10,497        469,025,282.75               100.00

(1)   The percentages herein might not equal 100% due to rounding.





--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP I
COMBINED LTV

                             Combined LTV       Number of Loans       Current Balance    Percentage of
                             ------------       ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                           0.001 - 10.000                     7             91,819.59                 0.02

                          10.001 - 20.000                    51            995,664.65                 0.21

                          20.001 - 30.000                   115          2,955,972.97                 0.63

                          30.001 - 40.000                   206          6,232,012.47                 1.33

                          40.001 - 50.000                   327         12,026,984.71                 2.56

                          50.001 - 60.000                   482         19,455,253.34                 4.15

                          60.001 - 70.000                 1,149         52,428,990.43                11.18

                          70.001 - 80.000                 3,019        158,243,857.58                33.74

                          80.001 - 90.000                 3,445        171,251,692.95                36.51

                         90.001 - 100.000                 1,696                                       9.67
                                                                        45,343,034.06

                                   TOTAL:                10,497        469,025,282.75               100.00


HOME EQUITY LOAN RATIO

                   Home Equity Loan Ratio       Number of Loans       Current Balance    Percentage of
                   ----------------------       ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                             0.01 - 10.00                   322          4,719,192.97                 1.01

                            10.01 - 20.00                 2,233         46,724,890.19                 9.96

                            20.01 - 30.00                 1,561         44,188,616.78                 9.42

                            30.01 - 40.00                   726         25,412,208.50                 5.42

                            40.01 - 50.00                   470         18,915,658.67                 4.03

                            50.01 - 60.00                   432         19,571,572.84                 4.17

                            60.01 - 70.00                   826         43,466,081.61                 9.27

                            70.01 - 80.00                 1,979        126,880,108.35                27.05

                            80.01 - 90.00                 1,730        123,099,102.73                26.25

                           90.01 - 100.00                   218         16,047,850.11                 3.42


                                   TOTAL:                10,497        469,025,282.75               100.00


(1)   The percentages herein might not equal 100% due to rounding.





--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP I
GEOGRAPHIC DISTRIBUTION

                                                                    Percentage of
          States       Number of Loans          Current Balance    Current Balance
          ------       ---------------          ---------------    ---------------
              FL                 1,548            58,656,235.49              12.51

              CA                   660            33,352,079.83               7.11

              NY                   470            33,155,761.96               7.07

              PA                   592            28,713,431.24               6.12

              OH                   470            22,058,414.36               4.70

              IN                   521            20,132,168.19               4.29

              TN                   418            19,492,247.89               4.16

              NC                   470            18,711,066.03               3.99

              IL                   366            17,847,917.54               3.81

              MI                   329            15,952,691.39               3.40

              MD                   338            15,297,804.02               3.26

              GA                   299            12,909,283.84               2.75

              WA                   286            11,979,348.13               2.55

              VA                   303            11,937,267.52               2.55

              MN                   274            11,297,994.55               2.41

              MA                   169             9,766,163.91               2.08

              LA                   249             9,678,712.77               2.06

              SC                   233             9,576,745.83               2.04

              CT                   149             8,988,671.97               1.92

              AZ                   243             8,788,207.37               1.87

              KY                   198             8,199,317.00               1.75

              MO                   157             7,634,433.54               1.63

              UT                   214             7,300,386.49               1.56

              IA                   175             6,905,427.69               1.47

              NJ                    98             5,868,918.87               1.25

              TX                    66             5,430,701.13               1.16

              CO                   158             5,353,489.59               1.14

              DE                    83             4,951,016.46               1.06

              WI                   119             4,824,265.60               1.03

              OR                   118             4,535,613.40               0.97

              NV                    80             4,236,692.36               0.90

              KS                    98             3,991,985.49               0.85

              OK                   119             3,988,212.73               0.85

              MS                    81             3,025,601.38               0.65

              ID                    88             2,841,374.20               0.61

              NE                    68             2,784,131.69               0.59

              RI                    57             2,719,987.59               0.58

              WV                    35             1,951,520.89               0.42

              AR                    39             1,715,036.29               0.37

              NH                    17             1,082,647.56               0.23

              NM                    30               954,944.63               0.20

              DC                     8               319,476.82               0.07

              AL                     4               117,887.52               0.03

          TOTAL:                10,497           469,025,282.75             100.00

(1)   The percentages herein might not equal 100% due to rounding.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

          ADJUSTABLE RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

TOTAL NUMBER OF LOANS                                            1,941
TOTAL OUTSTANDING LOAN BALANCE                         $177,149,936.23
      BALLOON (% OF TOTAL)                                      90.24%
      LEVEL PAY (% OF TOTAL)                                     9.76%
AVERAGE LOAN PRINCIPAL BALANCE                              $91,267.36                                      % by Balance
                                                                                                            ------------
                                                                             greater than or
RANGE OF LOAN PRINCIPAL BALANCE               $15,000.00 - $350,000.00        equal than  =  $25,000.00           0.05%
                                                                               $25,000.01 -  $50,000.00           6.06%
                                                                               $50,000.01 -  $75,000.00          20.99%
                                                                               $75,000.01 - $100,000.00          24.28%
                                                                              $100,000.01 - $350,000.00          48.62%

WEIGHTED AVERAGE CURRENT COUPON                                  8.42%                                      % by Balance
                                                                                                            ------------
CURRENT COUPON RANGE                                    7.60% - 12.80%           7.01% -  8.00%                 43.00%
                                                                                 8.01% -  9.00%                 40.38%
                                                                                 9.01% - 10.00%                 12.24%
                                                                                10.01% - 11.00%                  3.26%
                                                                                11.01% - 12.00%                  1.00%
                                                                                12.01% - 13.00%                  0.11%

WEIGHTED AVERAGE MARGIN                                          5.58%                                      % by Balance
                                                                                                            ------------
MARGIN RANGE                                             4.25% - 8.20%            4.01% - 4.50%                  1.64%
                                                                                  4.51% - 5.00%                 15.67%
                                                                                  5.01% - 5.50%                 40.07%
                                                                                  5.51% - 6.00%                 20.83%
                                                                                  6.01% - 6.50%                 16.05%
                                                                                  6.51% - 7.00%                  4.48%
                                                                                  7.01% - 7.50%                  1.04%
                                                                                  7.51% - 8.00%                  0.20%
                                                                                  8.01% - 8.50%                  0.03%

WEIGHTED AVERAGE LIFE CAPS                                      17.34%                                      % by Balance
                                                                                                            ------------
RANGE OF LIFE CAPS                                     15.88% - 19.88%          15.51% - 16.00%                  0.41%
                                                                                16.01% - 16.50%                  5.01%
                                                                                16.51% - 17.00%                 34.60%
                                                                                17.01% - 17.50%                 27.52%
                                                                                17.51% - 18.00%                 20.80%
                                                                                18.01% - 18.50%                  8.73%
                                                                                18.51% - 19.00%                  2.29%
                                                                                19.01% - 19.50%                  0.41%
                                                                                19.51% - 20.00%                  0.23%

NEXT RATE ADJUSTMENT DATE                                                  7/97    10.06%              10/97    14.08%
                                                                           8/97     7.23%              11/97    28.81%
                                                                           9/97    11.28%              12/97    26.93%
                                                                                                        1/98     1.60%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

          ADJUSTABLE RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

WEIGHTED AVERAGE LIFE FLOORS                                                8.27%                                      % by Balance
                                                                                                                       ------------

RANGE OF LIFE FLOORS                                               6.70% - 11.80%             6.51% - 7.00%                 1.16%
                                                                                              7.01% - 7.50%                 3.13%
                                                                                              7.51% - 8.00%                46.92%
                                                                                              8.01% - 8.50%                25.21%
                                                                                              8.51% - 9.00%                10.38%
                                                                                              9.01% - 9.50%                 7.43%
                                                                                             9.51% - 10.00%                 2.87%
                                                                                            10.01% - 10.50%                 0.80%
                                                                                            10.51% - 11.00%                 1.63%
                                                                                            11.01% - 11.50%                 0.33%
                                                                                            11.51% - 12.00%                 0.12%

WEIGHTED AVERAGE PERIODIC CAP                                               1.00%                                      % by Balance
                                                                                                                       ------------
RANGE OF PERIODIC CAP                                                                                 1.00%                99.96%
                                                                                                      2.00%                 0.04%

WTD AVG ORIGINAL TERM TO MATURITY (MOS)                                       109                           Level Pay   Balloon
                                                                                                            ---------   -------
RANGE OF ORIGINAL TERM TO MATURITY (MOS)                                 73 - 360                     36-84     0.58%        89.46%
                                                                                                     85-120     1.56%         6.69%
                                                                                                    121-180    27.42%         3.86%
                                                                                                    181-240     8.34%         0.00%
                                                                                                    241-360    62.10%         0.00%

WTD AVG REMAINING TERM TO MATURITY (MOS)                                      107                           Level Pay   Balloon
                                                                                                            ---------   -------
RANGE OF REMAINING TERM TO MATURITY (MOS)                                67 - 360                     25-84     0.58%        89.46%
                                                                                                     85-120     1.56%         6.69%
                                                                                                    121-180    27.42%         3.86%
                                                                                                    181-240     8.34%         0.00%
                                                                                                    241-360    62.10%         0.00%
LIEN POSITION (FIRST/SECOND)                                      100.00% / 0.00%

WEIGHTED AVERAGE CLTV                                                      80.73%                                      % by Balance
                                                                                                                       ------------
RANGE OF CLTV                                                    14.52% - 100.00%            7.00% - 65.00%                   5.09%
                                                                                            65.01% - 75.00%                  20.14%
                                                                                            75.01% - 85.00%                  55.32%
                                                                                           85.01% - 100.00%                  19.45%
PROPERTY TYPE
                                                           Single Family   95.95%                  Townhouse      0.97%
                                                          2 to 4 Family     2.65%                     Condos      0.43%

OCCUPANCY STATUS                                              Owner Occ.   99.96%                 Investment      0.04%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than 5%                    OH   14.03%              IL    10.63%
of the pool principal balance                                         MN   11.20%              MI     9.08%

CREDIT CLASS                                                                                    A:    42.85%        C-2       0.09%
                                                                                                B:    45.76%          D       0.02%
                                                                                                C:    11.27%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
CURRENT BALANCE

                                                                                             Percentage of
                          Current Balance      Number Loans            Current Balance      Current Balance
                          ---------------      ------------            ---------------      ---------------
                         0.00 - 25,000.00                 4                  84,678.00                 0.05

                    25,000.01 - 50,000.00               260              10,743,787.49                 6.06

                    50,000.01 - 75,000.00               591              37,186,244.39                20.99

                   75,000.01 - 100,000.00               493              43,003,655.41                24.28

                  100,000.01 - 125,000.00               265              29,531,077.77                16.67

                  125,000.01 - 150,000.00               135              18,254,013.83                10.30

                  150,000.01 - 175,000.00                73              11,867,564.07                 6.70

                  175,000.01 - 200,000.00                48               9,026,051.12                 5.10

                  200,000.01 - 225,000.00                35               7,443,186.74                 4.20

                  225,000.01 - 250,000.00                15               3,592,383.45                 2.03

                  250,000.01 - 275,000.00                10               2,590,209.21                 1.46

                  275,000.01 - 300,000.00                 4               1,137,685.46                 0.64

                  300,000.01 - 325,000.00                 3                 946,111.86                 0.53

                  325,000.01 - 350,000.00                 5               1,743,287.43                 0.98

                                   TOTAL:             1,941             177,149,936.23               100.00


CURRENT COUPON

                                                                                              Percentage of
                                   Coupon            Number Loans       Current Balance     Current Balance
                                   ------            ------------       ---------------     ---------------
                            7.501 - 7.750                     246         23,206,782.59               13.10

                            7.751 - 8.000                     543         52,967,491.51               29.90

                            8.001 - 8.250                     236         23,838,448.98               13.46

                            8.251 - 8.500                     260         22,877,734.30               12.91

                            8.501 - 8.750                     124         10,738,205.17                6.06

                            8.751 - 9.000                     156         14,084,440.95                7.95

                            9.001 - 9.250                      26          2,856,118.48                1.61

                            9.251 - 9.500                     142         11,594,769.77                6.55

                            9.501 - 9.750                      65          5,040,121.42                2.85

                           9.751 - 10.000                      28          2,197,791.43                1.24

                          10.001 - 10.250                       9            466,123.93                0.26

                          10.251 - 10.500                      36          2,579,222.77                1.46

                          10.501 - 10.750                       6            367,472.13                0.21

                          10.751 - 11.000                      37          2,371,112.34                1.34

                          11.001 - 11.250                      10            717,605.98                0.41

                          11.251 - 11.500                       4            405,758.67                0.23

                          11.501 - 11.750                       1             52,434.88                0.03

                          11.751 - 12.000                       8            587,499.62                0.33

                          12.001 - 12.500                       1             33,532.60                0.02

                          12.501 - 12.750                       2             84,488.26                0.05

                          12.751 - 13.000                       1             82,780.45                0.05

                                   TOTAL:                   1,941        177,149,936.23              100.00

(1)   The percentages herein might not equal 100% due to rounding.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
MARGIN

                                                                                                 Percentage of
                                   Margin       Number of Loans       Current Balance           Current Balance
                                   ------       ---------------       ---------------           ---------------
                            4.001 - 5.000                   308         30,671,496.83              17.31

                            5.001 - 6.000                 1,136        107,878,245.10              60.90

                            6.001 - 7.000                   470         36,355,426.07              20.52

                            7.001 - 8.000                    26          2,191,722.42               1.24

                            8.001 - 9.000                     1             53,045.81               0.03

                                   TOTAL:                 1,941        177,149,936.23             100.00


REMAINING TERM

                         Stated Remaining                                                  Percentage of
                         Term to Maturity       Number of Loans       Current Balance    Current Balance
                         ----------------       ---------------       ---------------    ---------------
                                  49 - 72                    5            506,411.95                0.29

                                  73 - 96                1,516        142,786,974.03               80.60

                                 97 - 120                  128         10,771,029.18                6.08

                                121 - 192                  146         10,908,860.55                6.16

                                193 - 240                   21          1,441,479.66                0.81

                                241 - 360                  125         10,735,180.86                6.06

                                   TOTAL:                1,941        177,149,936.23              100.00


PERIODIC CAP

                                                                                            Percentage of
                             Periodic Cap       Number of Loans       Current Balance     Current Balance
                             ------------       ---------------       ---------------     ---------------
                                    1.000             1,940            177,071,045.87              99.96

                                    2.000                 1                 78,890.36               0.04

                                   TOTAL:             1,941            177,149,936.23             100.00


LIFETIME CAP


                                                                                            Percentage of
                             Lifetime Cap       Number of Loans        Current Balance    Current Balance
                             ------------       ---------------        ---------------    ---------------
                          15.501 - 16.000                     7             725,947.32              0.41

                          16.001 - 16.500                    86           8,880,968.74              5.01

                          16.501 - 17.000                   647          61,290,410.27             34.60

                          17.001 - 17.500                   495          48,757,321.38             27.52

                          17.501 - 18.000                   441          36,853,466.80             20.80

                          18.001 - 18.500                   201          15,461,401.55              8.73

                          18.501 - 19.000                    50           4,057,990.75              2.29

                          19.001 - 19.500                    10             718,713.09              0.41

                          19.501 - 20.000                     4             403,716.33              0.23

                                   TOTAL:                 1,941         177,149,936.23            100.00

(1)   The percentages herein might not equal 100% due to rounding.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
LIFETIME FLOOR

                                                                                           Percentage of
                           Lifetime Floor       Number of Loans        Current Balance   Current Balance
                           --------------       ---------------        ---------------   ---------------
                            6.501 - 7.000                    21           2,061,566.26             1.16

                            7.001 - 7.500                    61           5,538,788.18             3.13

                            7.501 - 8.000                   863          83,121,234.42            46.92

                            8.001 - 8.500                   473          44,665,765.84            25.21

                            8.501 - 9.000                   209          18,393,065.82            10.38

                            9.001 - 9.500                   162          13,169,938.64             7.43

                           9.501 - 10.000                    76           5,090,917.64             2.87

                          10.001 - 10.500                    18           1,414,881.22             0.80

                          10.501 - 11.000                    44           2,894,133.02             1.63

                          11.001 - 11.500                    10             579,941.60             0.33

                          11.501 - 12.000                     4             219,703.59             0.12

                                   TOTAL:                 1,941         177,149,936.23           100.00


COMBINED LTV

                                                                                               Percentage of
                             Combined LTV       Number of Loans       Current Balance         Current Balance
                             ------------       ---------------       ---------------         ---------------
                          10.001 - 20.000                     1             89,743.44                    0.05

                          20.001 - 30.000                     6            272,789.23                    0.15

                          30.001 - 40.000                     8            565,894.74                    0.32

                          40.001 - 50.000                    20          1,643,021.18                    0.93

                          50.001 - 60.000                    44          3,614,215.07                    2.04

                          60.001 - 70.000                   136         12,568,088.26                    7.09

                          70.001 - 80.000                   706         61,081,114.12                   34.48

                          80.001 - 90.000                   887         82,764,278.85                   46.72

                         90.001 - 100.000                   133         14,550,791.34                    8.21

                                   TOTAL:                 1,941        177,149,936.23                  100.00


(1)   The percentages herein might not equal 100% due to rounding.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
GEOGRAPHIC DISTRIBUTION

                                                                                            Percentage of
                                   States       Number of Loans       Current Balance     Current Balance
                                   ------       ---------------       ---------------     ---------------
                                       OH                   331          24,851,395.41            14.03

                                       MN                   187          19,849,497.70            11.20

                                       IL                   213          18,824,045.99            10.63

                                       MI                   187          16,087,782.53             9.08

                                       MD                    65           8,039,449.66             4.54

                                       WI                    90           6,835,819.74             3.86

                                       AZ                    61           6,136,983.56             3.46

                                       FL                    60           6,001,095.36             3.39

                                       IN                    89           5,760,398.05             3.25

                                       MO                    57           5,100,913.62             2.88

                                       CT                    38           4,784,160.51             2.70

                                       TN                    52           4,763,778.38             2.69

                                       UT                    47           4,475,643.31             2.53

                                       NC                    47           4,129,144.46             2.33

                                       CA                    26           3,741,162.21             2.11

                                       KY                    43           3,700,168.77             2.09

                                       CO                    33           3,638,564.61             2.05

                                       WA                    31           3,290,487.04             1.86

                                       PA                    34           2,686,460.16             1.52

                                       TX                    23           2,681,101.65             1.51

                                       VA                    24           2,663,588.52             1.50

                                       MA                    19           2,608,734.10             1.47

                                       GA                    19           1,888,103.85             1.07

                                       NY                    13           1,609,391.78             0.91

                                       NJ                    14           1,234,657.64             0.70

                                       ID                    16           1,213,401.78             0.68

                                       NM                    11           1,201,878.53             0.68

                                       IA                    16           1,190,417.29             0.67

                                       NE                    14           1,143,420.96             0.65

                                       MS                    14           1,083,789.14             0.61

                                       SC                    12           1,083,308.24             0.61

                                       LA                    11           1,041,988.16             0.59

                                       KS                    12             972,739.20             0.55

                                       RI                    11             939,217.43             0.53

                                       NV                     5             527,143.30             0.30

                                       DC                     3             264,299.85             0.15

                                       DE                     3             256,111.94             0.14

                                       OR                     3             251,270.01             0.14

                                       WV                     3             210,740.98             0.12

                                       OK                     2             169,825.75             0.10

                                       AL                     1             145,855.06             0.08

                                       AR                     1              72,000.00             0.04

                                   TOTAL:                 1,941         177,149,936.23           100.00



(1) The percentages herein might not equal 100% due to rounding.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS - DC - LOS ANGELES                                        245 Park Avenue
NEW YORK - SAN FRANCISCO                                New York, New York 10167
FRANKFORT - GENEVA - HONG KONG             (212) 272-2000;  (212) 272-7294   fax
LONDON - PARIS - TOKYO


       EQCC HOME EQUITY LOAN TRUST, SERIES 1997-2: COMPUTATIONAL MATERIALS

              ** REPLACEMENT PAGE 6 FOR GROUP II CLASS A-10 BOND **

        NEVER SENT - BEAR STEARNS HAD NO CLASS A-10 PROSPECTIVE INVESTORS


FAX TO:                                                 DATE:
COMPANY:                               # PAGES (incl. cover):       2 (TWO)
FAX NO:                                             PHONE NO:

FROM:                                               PHONE NO:


 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                       EQCC HOME EQUITY LOAN TRUST 1997-2

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

            ** NOTE: PLEASE REPLACE ORIGINAL PAGE 6 WITH THIS PAGE **

        NEVER SENT - BEAR STEARNS HAD NO CLASS A-10 PROSPECTIVE INVESTORS

GROUP II LOANS



TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       8.03        5.20        3.59        3.02        2.57        2.20        1.89
Window (begin-end) (mths)            1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 291
Expected Final Maturity             11/15/21    11/15/21    11/15/21    11/15/21    11/15/21    11/15/21     9/15/21

-----------------------------------------------------------------------------------------------------------------------


TO 10% CLEANUP CALL
-----------------------------------------------------------------------------------------------------------------------
% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       7.75        5.07        3.52        2.95        2.48        2.07        1.76
Window (begin-end) (mths)            1 - 197     1 - 133     1 - 88      1 - 83      1 - 77      1 - 65      1 - 56
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02

-----------------------------------------------------------------------------------------------------------------------


  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                             Replacement for Page 6
                                                                            BEAR

STEARNS

                                                                                           BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                                                            ASSET-BACKED SECURITIES GROUP
DALLAS - DC - LOS ANGELES - NEW YORK - SAN FRANCISCO                                                245 Park Avenue
FRANKFORT - GENEVA - HONG KONG                                                             New York, New York 10167
LONDON - PARIS - TOKYO                                                        (212) 272-2000;  (212) 272-7294   fax

       EQCC HOME EQUITY LOAN TRUST, SERIES 1997-2: COMPUTATIONAL MATERIALS

--------------------------------------------------------------------------------
FAX TO:                                 DATE:
COMPANY:                                # PAGES (incl. cover):
FAX NO:                                 PHONE NO:
--------------------------------------------------------------------------------
FROM:                                   PHONE NO:
--------------------------------------------------------------------------------

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

I.  SECURITIES OFFERED(1):

TO MATURITY:

----------------------------------------------------------------------------------------------------------------------------
                                                         APPROX.      ESTIMATED      ESTIMATED     EXPECTED       STATED
                    APPROX.      GROUP                  EXPECTED      WAL/MDUR       PRINCIPAL       FINAL    FINAL MATURITY
   SECURITIES        SIZE         NO.     BENCHMARK       PRICE         (YRS)       PMT. WINDOW    MATURITY
----------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (2)     $65,666,000      I            Curve     100.000%   1.00/0.93         1 - 25       7/15/99      7/15/28
CLASS A-2 (2)     $31,292,000      I            Curve     100.000%   0.45/0.43          1 - 9       3/15/98      5/15/04
CLASS A-3 (2)     $78,276,000      I            Curve     100.000%   1.15/1.07         9 - 20       2/15/99      5/15/04
CLASS A-4 (2)     $62,228,000      I         2 Yr Tsy     100.000%   2.05/1.86        20 - 30      12/15/99      4/15/07
CLASS A-5 (2)     $86,789,000      I         3 Yr Tsy     100.000%   3.05/2.67        30 - 46       4/15/01      4/15/11
CLASS A-6 (2)     $22,646,000      I            Curve     100.000%   4.05/3.43        46 - 52      10/15/01      2/15/12
CLASS A-7 (2)     $72,769,000      I            Curve     100.000%   5.56/4.45        52 - 83       5/15/04      2/15/20
CLASS A-8 (2)     $33,034,000      I        10 Yr Tsy     100.000%   9.95/6.76       83 - 360       6/15/27      7/15/28
CLASS A-9 (2)     $50,300,000      I            Curve     100.000%   6.16/4.81       37 - 178       4/15/12      7/15/28
CLASS A-10 (3)   $185,000,000     II       1 mo LIBOR     100.000%      3.02          1 - 293      11/15/21      7/15/28
----------------------------------------------------------------------------------------------------------------------------

TO 10% CLEANUP CALL:
----------------------------------------------------------------------------------------------------------------------------
                                                         APPROX.      ESTIMATED      ESTIMATED     EXPECTED       STATED
                    APPROX.      GROUP                  EXPECTED      WAL/MDUR       PRINCIPAL       FINAL    FINAL MATURITY
   SECURITIES        SIZE         NO.     BENCHMARK       PRICE         (YRS)       PMT. WINDOW    MATURITY
----------------------------------------------------------------------------------------------------------------------------
CLASS A-7 (2)     $72,769,000      I            Curve     100.000%   5.56/4.45        52 - 83       5/15/04      2/15/20
CLASS A-8 (2)     $33,034,000      I        10 Yr Tsy     100.000%   6.88/5.24        83 - 83       5/15/04      7/15/28
CLASS A-9 (2)     $50,300,000      I            Curve     100.000%   5.86/4.64        37 - 83       5/15/04      7/15/28
CLASS A-10 (3)   $185,000,000     II       1 mo LIBOR     100.000%      2.95           1 - 83       5/15/04      7/15/28
----------------------------------------------------------------------------------------------------------------------------

(1)      All Certificates will be rated Aaa/AAA by Moody's & S&P.

(2) Prepayments are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 5% CPR in month one, increase by 1.364% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(3)      Prepayments are sized at 25% CPR.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

II.  SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-1
Avg. Life (yrs)                       3.33        1.01        1.00        1.00        1.00        1.00        1.00
Mod Duration (yrs)                    2.85        0.94        0.93        0.93        0.93        0.93        0.93
Window (begin-end) (mths)            1 - 74      1 - 25      1 - 25      1 - 25      1 - 25      1 - 25      1 - 25
Expected Final Maturity              8/15/03     7/15/99     7/15/99     7/15/99     7/15/99     7/15/99     7/15/99
Yield @ 100.000%                      6.11        6.11        6.11        6.11        6.11        6.11        6.11

Class A-2
Avg. Life (yrs)                       6.75        1.33        0.57        0.45        0.37        0.32        0.28
Mod Duration (yrs)                    5.41        1.24        0.54        0.43        0.36        0.30        0.26
Window (begin-end) (mths)            74 - 83     8 - 25      1 - 11       1 - 9       1 - 8       1 - 7       1 - 6
Expected Final Maturity              5/15/04     7/15/99     5/15/98     3/15/98     2/15/98     1/15/98    12/15/97
Yield @ 100.000%                      5.94        5.94        5.94        5.94        5.94        5.94        5.94

Class A-3
Avg. Life (yrs)                       6.88        2.86        1.47        1.15        0.97        0.84        0.75
Mod Duration (yrs)                    5.43        2.53        1.35        1.07        0.91        0.80        0.71
Window (begin-end) (mths)            83 - 83     25 - 46     11 - 26     9 - 20      8 - 16      7 - 14      6 - 13
Expected Final Maturity              5/15/04     4/15/01     8/15/99     2/15/99    10/15/98     8/15/98     7/15/98
Yield @ 100.000%                      6.29        6.29        6.29        6.29        6.29        6.29        6.29

Class A-4
Avg. Life (yrs)                       8.22        4.60        2.53        2.05        1.68        1.41        1.22
Mod Duration (yrs)                    6.18        3.86        2.26        1.86        1.54        1.30        1.14
Window (begin-end) (mths)           83 - 118     46 - 67     26 - 36     20 - 30     16 - 25     14 - 21     13 - 18
Expected Final Maturity              4/15/07     1/15/03     6/15/00    12/15/99     7/15/99     3/15/99    12/15/98
Yield @ 100.000%                      6.44        6.44        6.44        6.44        6.44        6.44        6.44

Class A-5
Avg. Life (yrs)                       11.80       6.57        3.80        3.05        2.55        2.18        1.88
Mod Duration (yrs)                    7.96        5.17        3.25        2.67        2.27        1.97        1.72
Window (begin-end) (mths)           118 - 166    67 - 83     36 - 58     30 - 46     25 - 38     21 - 32     18 - 28
Expected Final Maturity              4/15/11     5/15/04     4/15/02     4/15/01     8/15/00     2/15/00    10/15/99
Yield @ 100.000%                      6.60        6.60        6.60        6.60        6.60        6.60        6.60

-----------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

II.  SENSITIVITY ANALYSIS (CONTINUED)

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-6
Avg. Life (yrs)                       14.22       7.35        5.09        4.05        3.32        2.81        2.45
Mod Duration (yrs)                    8.87        5.61        4.17        3.43        2.88        2.48        2.19
Window (begin-end) (mths)           166 - 176    83 - 99     58 - 66     46 - 52     38 - 43     32 - 36     28 - 31
Expected Final Maturity              2/15/12     9/15/05    12/15/02    10/15/01     1/15/01     6/15/00     1/15/00
Yield @ 100.000%                      6.80        6.80        6.80        6.80        6.80        6.80        6.80

Class A-7
Avg. Life (yrs)                       16.30       10.69       6.81        5.56        4.50        3.73        3.17
Mod Duration (yrs)                    9.43        7.28        5.24        4.45        3.73        3.18        2.75
Window (begin-end) (mths)           176 - 272   99 - 164    66 - 111     52 - 83     43 - 72     36 - 58     31 - 49
Expected Final Maturity              2/15/20     2/15/11     9/15/06     5/15/04     6/15/03     4/15/02     7/15/01
Yield @ 100.000%                      6.98        6.98        6.98        6.98        6.98        6.98        6.98

Class A-8
Avg. Life (yrs)                       26.80       16.66       11.94       9.95        8.32        6.71        5.21
Mod Duration (yrs)                    11.47       9.26        7.65        6.76        5.95        5.04        4.14
Window (begin-end) (mths)           272 - 360   164 - 360   111 - 360   83 - 360    72 - 360    58 - 360    49 - 355
Expected Final Maturity              6/15/27     6/15/27     6/15/27     6/15/27     6/15/27     6/15/27     1/15/27
Yield @ 100.000%                      7.30        7.30        7.30        7.30        7.30        7.30        7.30

Class A-9
Avg. Life (yrs)                       8.88        7.29        6.46        6.16        5.93        5.73        5.57
Mod Duration (yrs)                    6.34        5.48        5.00        4.81        4.66        4.54        4.43
Window (begin-end) (mths)           37 - 178    37 - 178    37 - 178    37 - 178    37 - 178    37 - 178    37 - 178
Expected Final Maturity              4/15/12     4/15/12     4/15/12     4/15/12     4/15/12     4/15/12     4/15/12
Yield @ 100.000%                      6.91        6.91        6.91        6.91        6.91        6.91        6.91

-----------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

II.  SENSITIVITY ANALYSIS (CONTINUED)

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO 10% CLEANUP CALL
-----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-7
Avg. Life (yrs)                       15.38       10.18       6.62        5.56        4.50        3.73        3.17
Mod Duration (yrs)                    9.17        7.07        5.13        4.45        3.73        3.18        2.75
Window (begin-end) (mths)           176 - 197   99 - 133     66 - 88     52 - 83     43 - 72     36 - 58     31 - 49
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04     6/15/03     4/15/02     7/15/01
Yield @ 100.000%                      6.98        6.98        6.98        6.98        6.98        6.98        6.98

Class A-8
Avg. Life (yrs)                       16.38       11.04       7.29        6.88        6.34        5.27        4.48
Mod Duration (yrs)                    9.30        7.36        5.48        5.24        4.92        4.23        3.70
Window (begin-end) (mths)           197 - 197   133 - 133    88 - 88     83 - 83     72 - 77     58 - 65     49 - 56
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      7.30        7.30        7.30        7.30        7.30        7.30        7.30

Class A-9
Avg. Life (yrs)                       8.88        7.24        6.16        5.86        5.49        4.88        4.35
Mod Duration (yrs)                    6.34        5.46        4.83        4.64        4.40        4.00        3.63
Window (begin-end) (mths)           37 - 178    37 - 133     37 - 88     37 - 83     37 - 77     37 - 65     37 - 56
Expected Final Maturity              4/15/12     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      6.91        6.91        6.91        6.91        6.91        6.91        6.91

-----------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

II.  SENSITIVITY ANALYSIS (CONTINUED)

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP II LOANS

TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       8.03        5.20        3.59        3.02        2.57        2.20        1.89
Mod Duration (yrs)                    6.01        4.15        2.98        2.55        2.20        1.91        1.66
Window (begin-end) (mths)            1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 291
Expected Final Maturity             11/15/21    11/15/21    11/15/21    11/15/21    11/15/21    11/15/21     9/15/21
Yield @ 100.000%                      6.07        6.07        6.07        6.08        6.08        6.08        6.09
Yield @ 99.984%                       0.00        0.00        0.00        0.00        0.00        0.00        0.00

-----------------------------------------------------------------------------------------------------------------------


TO 10% CLEANUP CALL
-----------------------------------------------------------------------------------------------------------------------
% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       7.75        5.07        3.52        2.95        2.48        2.07        1.76
Mod Duration (yrs)                    5.92        4.09        2.94        2.51        2.14        1.82        1.57
Window (begin-end) (mths)            1 - 197     1 - 133     1 - 88      1 - 83      1 - 77      1 - 65      1 - 56
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      6.07        6.07        6.07        6.07        6.07        6.07        6.07

Yield @ 99.984%                       0.00        0.00        0.00        0.00        0.00        0.00        0.00

-----------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1)

            FIXED RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

TOTAL NUMBER OF LOANS                               10,497
TOTAL OUTSTANDING LOAN BALANCE             $469,025,282.75
      BALLOON (% OF TOTAL)                          40.35%
      LEVEL PAY (% OF TOTAL)                        59.65%
AVERAGE LOAN PRINCIPAL BALANCE                  $44,681.84                                                         % by Balance
                                                                                                                   ------------
RANGE OF LOAN BALANCE                          $4,314.23 -             less than or equal to $25,000.00                  12.48%
                                               $300,000.00                      $25,000.01 - $50,000.00                  30.64%
                                                                                $50,000.01 - $75,000.00                  23.71%
                                                                               $75,000.01 - $100,000.00                  13.21%
                                                                              $100,000.01 - $300,000.00                  19.96%
WEIGHTED AVERAGE COUPON                             10.86%                                                         % by Balance
                                                                                                                   ------------
COUPON RANGE                                7.40% - 16.85%                              7.001% - 9.000%                   3.72%
                                                                                       9.001% - 11.000%                  59.59%
                                                                                      11.001% - 13.000%                  28.83%
                                                                                      13.001% - 15.000%                   7.78%
                                                                                      15.001% - 17.000%                   0.07%
WTD AVG ORIGINAL TERM (MOS)                            173
                                                                                              Level Pay                 Balloon
                                                                                              ---------                 -------
RANGE OF ORIGINAL TERM (MOS)                      36 - 360                         36-84          0.89%                  67.14%
                                                                                  85-120          4.06%                  11.32%
                                                                                 121-180         66.00%                  21.54%
                                                                                 181-240          9.78%                   0.00%
                                                                                 241-360         19.27%                   0.00%
WTD AVG REMAINING TERM (MOS)                           172
                                                                                              Level Pay                 Balloon
                                                                                              ---------                 -------
RANGE OF REMAINING TERM (MOS)                     26 - 360                         25-84          1.03%                  67.17%
                                                                                  85-120          4.32%                  11.29%
                                                                                 121-180         65.60%                  21.54%
                                                                                 181-240          9.78%                   0.00%
                                                                                 241-360         19.27%                   0.00%
LIEN POSITION (FIRST/SECOND)               72.54% / 27.46%
WEIGHTED AVERAGE CLTV                               78.14%                                                         % by Balance
                                                                                                                   ------------
RANGE OF CLTV                              0.79% - 100.00%                                0.00% - 7.00%                   0.00%
                                                                                         7.01% - 65.00%                  12.55%
                                                                                        65.01% - 75.00%                  21.96%
                                                                                        75.01% - 85.00%                  45.12%
                                                                                       85.01% - 100.00%                  20.37%

WTD AVG SECOND MORTGAGE RATIO                       32.14%                (for second liens only as of origination)
RANGE OF SECOND MORTGAGE RATIO              3.36% - 99.81%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

            FIXED RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

PROPERTY TYPE
                                                           Single Family   92.64%           Condos/Townhouse     0.94%
                                                          2 to 4 Family     5.18%                      Other     1.25%
OCCUPANCY STATUS                                              Owner Occ.   95.15%                 Investment     4.85%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than 6%                    FL   12.51%              NY     7.07%
of the pool principal balance                                        CA     7.11%             PA      6.12%
CREDIT CLASS                                                                    A                    62.59%
                                                                                B                    22.93%
                                                                                C                    12.02%
                                                                              C-2                     0.07%
                                                                                D                     2.39%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

GROUP I

CURRENT BALANCE

                         Current Balance        Number of Loans       Current Balance    Percentage of
                         ---------------        ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                         0.00 - 25,000.00                 3,312         58,544,819.61                12.48
                    25,000.01 - 50,000.00                 3,958        143,715,999.22                30.64
                    50,000.01 - 75,000.00                 1,828        111,193,300.27                23.71
                   75,000.01 - 100,000.00                   721         61,971,615.11                13.21
                  100,000.01 - 125,000.00                   340         37,927,211.56                 8.09
                  125,000.01 - 150,000.00                   151         20,685,972.90                 4.41
                  150,000.01 - 175,000.00                    93         15,054,082.79                 3.21
                  175,000.01 - 200,000.00                    45          8,466,178.71                 1.81
                  200,000.01 - 225,000.00                    25          5,258,358.45                 1.12
                  225,000.01 - 250,000.00                    10          2,398,901.96                 0.51
                  250,000.01 - 275,000.00                     7          1,792,696.70                 0.38
                  275,000.01 - 300,000.00                     7          2,016,145.47                 0.43

                                   TOTAL:                10,497        469,025,282.75               100.00

COUPON

                                   Coupon       Number of Loans       Current Balance    Percentage of
                                   ------       ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                            7.001 - 9.000                   242         17,468,158.26                 3.72
                           9.001 - 11.000                 5,178        279,503,602.14                59.59
                          11.001 - 13.000                 3,497        135,209,858.71                28.83
                          13.001 - 15.000                 1,547         36,513,246.32                 7.78
                          15.001 - 17.000                    33            330,417.32                 0.07

                                   TOTAL:                10,497        469,025,282.75               100.00

REMAINING TERM

                         Stated Remaining       Number of Loans       Current Balance    Percentage of
                         ----------------       ---------------       ---------------    -------------
                         Term to Maturity                                               Current Balance
                         ----------------                                               ---------------
                                  25 - 48                    13            164,178.13                 0.04
                                  49 - 72                    95          1,561,517.92                 0.33
                                  73 - 96                 1,886        128,779,286.97                27.46
                                 97 - 120                   855         32,926,260.63                 7.02
                                121 - 144                    14            440,159.11                 0.09
                                145 - 168                     5             94,252.36                 0.02
                                169 - 192                 6,325        223,789,133.80                47.71
                                193 - 240                   535         27,358,666.49                 5.83
                                241 - 360                   769         53,911,827.34                11.49

                                   TOTAL:                10,497        469,025,282.75               100.00

(1)   The percentages herein might not equal 100% due to rounding.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

GROUP I

COMBINED LTV
                             Combined LTV       Number of Loans       Current Balance    Percentage of
                             ------------       ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                           0.001 - 10.000                     7             91,819.59                 0.02
                          10.001 - 20.000                    51            995,664.65                 0.21
                          20.001 - 30.000                   115          2,955,972.97                 0.63
                          30.001 - 40.000                   206          6,232,012.47                 1.33
                          40.001 - 50.000                   327         12,026,984.71                 2.56
                          50.001 - 60.000                   482         19,455,253.34                 4.15
                          60.001 - 70.000                 1,149         52,428,990.43                11.18
                          70.001 - 80.000                 3,019        158,243,857.58                33.74
                          80.001 - 90.000                 3,445        171,251,692.95                36.51
                         90.001 - 100.000                 1,696         45,343,034.06                 9.67

                                   TOTAL:                10,497        469,025,282.75               100.00


HOME EQUITY LOAN RATIO
                   Home Equity Loan Ratio       Number of Loans       Current Balance    Percentage of
                   ----------------------       ---------------       ---------------    -------------
                                                                                        Current Balance
                                                                                        ---------------
                             0.01 - 10.00                   322          4,719,192.97                 1.01
                            10.01 - 20.00                 2,233         46,724,890.19                 9.96
                            20.01 - 30.00                 1,561         44,188,616.78                 9.42
                            30.01 - 40.00                   726         25,412,208.50                 5.42
                            40.01 - 50.00                   470         18,915,658.67                 4.03
                            50.01 - 60.00                   432         19,571,572.84                 4.17
                            60.01 - 70.00                   826         43,466,081.61                 9.27
                            70.01 - 80.00                 1,979        126,880,108.35                27.05
                            80.01 - 90.00                 1,730        123,099,102.73                26.25
                           90.01 - 100.00                   218         16,047,850.11                 3.42

                                   TOTAL:                10,497        469,025,282.75               100.00

(1)   The percentages herein might not equal 100% due to rounding.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

GROUP I

GEOGRAPHIC DISTRIBUTION
                                   States       Number of Loans       Current Balance     Percentage of
                                   ------       ---------------       ---------------     -------------
                                                                                         Current Balance
                                                                                         ---------------
                                       FL                 1,548         58,656,235.49                 12.51
                                       CA                   660         33,352,079.83                  7.11
                                       NY                   470         33,155,761.96                  7.07
                                       PA                   592         28,713,431.24                  6.12
                                       OH                   470         22,058,414.36                  4.70
                                       IN                   521         20,132,168.19                  4.29
                                       TN                   418         19,492,247.89                  4.16
                                       NC                   470         18,711,066.03                  3.99
                                       IL                   366         17,847,917.54                  3.81
                                       MI                   329         15,952,691.39                  3.40
                                       MD                   338         15,297,804.02                  3.26
                                       GA                   299         12,909,283.84                  2.75
                                       WA                   286         11,979,348.13                  2.55
                                       VA                   303         11,937,267.52                  2.55
                                       MN                   274         11,297,994.55                  2.41
                                       MA                   169          9,766,163.91                  2.08
                                       LA                   249          9,678,712.77                  2.06
                                       SC                   233          9,576,745.83                  2.04
                                       CT                   149          8,988,671.97                  1.92
                                       AZ                   243          8,788,207.37                  1.87
                                       KY                   198          8,199,317.00                  1.75
                                       MO                   157          7,634,433.54                  1.63
                                       UT                   214          7,300,386.49                  1.56
                                       IA                   175          6,905,427.69                  1.47
                                       NJ                    98          5,868,918.87                  1.25
                                       TX                    66          5,430,701.13                  1.16
                                       CO                   158          5,353,489.59                  1.14
                                       DE                    83          4,951,016.46                  1.06
                                       WI                   119          4,824,265.60                  1.03
                                       OR                   118          4,535,613.40                  0.97
                                       NV                    80          4,236,692.36                  0.90
                                       KS                    98          3,991,985.49                  0.85
                                       OK                   119          3,988,212.73                  0.85
                                       MS                    81          3,025,601.38                  0.65
                                       ID                    88          2,841,374.20                  0.61
                                       NE                    68          2,784,131.69                  0.59
                                       RI                    57          2,719,987.59                  0.58
                                       WV                    35          1,951,520.89                  0.42
                                       AR                    39          1,715,036.29                  0.37
                                       NH                    17          1,082,647.56                  0.23
                                       NM                    30            954,944.63                  0.20
                                       DC                     8            319,476.82                  0.07
                                       AL                     4            117,887.52                  0.03
                                   TOTAL:                10,497        469,025,282.75                100.00

(1)   The percentages herein might not equal 100% due to rounding.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

         ADJUSTABLE RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

TOTAL NUMBER OF LOANS                                         1,941
TOTAL OUTSTANDING LOAN BALANCE                      $177,149,936.23
      BALLOON (% OF TOTAL)                                   90.24%
      LEVEL PAY (% OF TOTAL)                                  9.76%
AVERAGE LOAN PRINCIPAL BALANCE                           $91,267.36                                              % by Balance
                                                                                                                 ------------
RANGE OF LOAN PRINCIPAL BALANCE            $15,000.00 - $350,000.00         less than or equal to $25,000.00            0.05%
                                                                                     $25,000.01 - $50,000.00            6.06%
                                                                                     $50,000.01 - $75,000.00           20.99%
                                                                                    $75,000.01 - $100,000.00           24.28%
                                                                                   $100,000.01 - $350,000.00           48.62%
WEIGHTED AVERAGE CURRENT COUPON                               8.42%                                              % by Balance
                                                                                                                 ------------
CURRENT COUPON RANGE                                 7.60% - 12.80%                     7.01% - 8.00%                 43.00%
                                                                                        8.01% - 9.00%                 40.38%
                                                                                       9.01% - 10.00%                 12.24%
                                                                                      10.01% - 11.00%                  3.26%
                                                                                      11.01% - 12.00%                  1.00%
                                                                                      12.01% - 13.00%                  0.11%

WEIGHTED AVERAGE MARGIN                                       5.58%                                              % by Balance
                                                                                                                 ------------
MARGIN RANGE                                          4.25% - 8.20%                     4.01% - 4.50%                  1.64%
                                                                                        4.51% - 5.00%                 15.67%
                                                                                        5.01% - 5.50%                 40.07%
                                                                                        5.51% - 6.00%                 20.83%
                                                                                        6.01% - 6.50%                 16.05%
                                                                                        6.51% - 7.00%                  4.48%
                                                                                        7.01% - 7.50%                  1.04%
                                                                                        7.51% - 8.00%                  0.20%
                                                                                        8.01% - 8.50%                  0.03%
WEIGHTED AVERAGE LIFE CAPS                                   17.34%                                              % by Balance
                                                                                                                 ------------
RANGE OF LIFE CAPS                                  15.88% - 19.88%                   15.51% - 16.00%                  0.41%
                                                                                      16.01% - 16.50%                  5.01%
                                                                                      16.51% - 17.00%                 34.60%
                                                                                      17.01% - 17.50%                 27.52%
                                                                                      17.51% - 18.00%                 20.80%
                                                                                      18.01% - 18.50%                  8.73%
                                                                                      18.51% - 19.00%                  2.29%
                                                                                      19.01% - 19.50%                  0.41%
                                                                                      19.51% - 20.00%                  0.23%

NEXT RATE ADJUSTMENT DATE                                                          7/97    10.06%              10/97    14.08%
                                                                                  8/97      7.23%              11/97    28.81%
                                                                                   9/97    11.28%              12/97    26.93%
                                                                                                                1/98     1.60%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

         ADJUSTABLE RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

WEIGHTED AVERAGE LIFE FLOORS                                             8.27%                                      % by Balance
                                                                                                                    ------------
RANGE OF LIFE FLOORS                                            6.70% - 11.80%          6.51% - 7.00%                    1.16%
                                                                                        7.01% - 7.50%                    3.13%
                                                                                        7.51% - 8.00%                   46.92%
                                                                                        8.01% - 8.50%                   25.21%
                                                                                        8.51% - 9.00%                   10.38%
                                                                                        9.01% - 9.50%                    7.43%
                                                                                       9.51% - 10.00%                    2.87%
                                                                                      10.01% - 10.50%                    0.80%
                                                                                      10.51% - 11.00%                    1.63%
                                                                                      11.01% - 11.50%                    0.33%
                                                                                      11.51% - 12.00%                    0.12%
WEIGHTED AVERAGE PERIODIC CAP                                            1.00%                                      % by Balance
                                                                                                                    ------------
RANGE OF PERIODIC CAP                                                                           1.00%                   99.96%
                                                                                                2.00%                    0.04%

WTD AVG ORIGINAL TERM TO MATURITY (MOS)                                    109                           Level Pay   Balloon
                                                                                                         ---------   -------
RANGE OF ORIGINAL TERM TO MATURITY (MOS)                              73 - 360                  36-84        0.58%        89.46%
                                                                                               85-120        1.56%         6.69%
                                                                                              121-180       27.42%         3.86%
                                                                                              181-240        8.34%         0.00%
                                                                                              241-360       62.10%         0.00%
WTD AVG REMAINING TERM TO MATURITY (MOS)                                   107                           Level Pay   Balloon
                                                                                                         ---------   -------
RANGE OF REMAINING TERM TO MATURITY (MOS)                             67 - 360                  25-84        0.58%        89.46%
                                                                                               85-120        1.56%         6.69%
                                                                                              121-180       27.42%         3.86%
                                                                                              181-240        8.34%         0.00%
                                                                                              241-360       62.10%         0.00%
LIEN POSITION (FIRST/SECOND)                                   100.00% / 0.00%
WEIGHTED AVERAGE CLTV                                                   80.73%                                      % by Balance
                                                                                                                    ------------
RANGE OF CLTV                                                 14.52% - 100.00%         7.00% - 65.00%                      5.09%
                                                                                      65.01% - 75.00%                     20.14%
                                                                                      75.01% - 85.00%                     55.32%
                                                                                     85.01% - 100.00%                     19.45%
PROPERTY TYPE
                                                        Single Family   95.95%              Townhouse         0.97%
                                                       2 to 4 Family     2.65%                 Condos         0.43%
OCCUPANCY STATUS                                           Owner Occ.   99.96%             Investment         0.04%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than 5%                 OH   14.03%          IL    10.63%
of the pool principal balance                                      MN   11.20%          MI     9.08%

CREDIT CLASS                                                                             A:    42.85%           C-2       0.09%
                                                                                         B:    45.76%             D       0.02%
                                                                                         C:    11.27%

(1)   The percentages herein might not equal 100% due to rounding.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

(2)   The cut-off date is June 1, 1997.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

 III.  COLLATERAL SUMMARY(1) (CONTINUED)

GROUP II

CURRENT BALANCE

                          Current Balance          Number Loans       Current Balance     Percentage of
                          ---------------          ------------       ---------------     -------------
                                                                                         Current Balance
                                                                                         ---------------
                         0.00 - 25,000.00                     4             84,678.00                  0.05
                    25,000.01 - 50,000.00                   260         10,743,787.49                  6.06
                    50,000.01 - 75,000.00                   591         37,186,244.39                 20.99
                   75,000.01 - 100,000.00                   493         43,003,655.41                 24.28
                  100,000.01 - 125,000.00                   265         29,531,077.77                 16.67
                  125,000.01 - 150,000.00                   135         18,254,013.83                 10.30
                  150,000.01 - 175,000.00                    73         11,867,564.07                  6.70
                  175,000.01 - 200,000.00                    48          9,026,051.12                  5.10
                  200,000.01 - 225,000.00                    35          7,443,186.74                  4.20
                  225,000.01 - 250,000.00                    15          3,592,383.45                  2.03
                  250,000.01 - 275,000.00                    10          2,590,209.21                  1.46
                  275,000.01 - 300,000.00                     4          1,137,685.46                  0.64
                  300,000.01 - 325,000.00                     3            946,111.86                  0.53
                  325,000.01 - 350,000.00                     5          1,743,287.43                  0.98
                                   TOTAL:                 1,941        177,149,936.23                100.00

CURRENT COUPON

                                   Coupon          Number Loans       Current Balance     Percentage of
                                   ------          ------------       ---------------     -------------
                                                                                         Current Balance
                                                                                         ---------------
                            7.501 - 7.750                   246         23,206,782.59                 13.10
                            7.751 - 8.000                   543         52,967,491.51                 29.90
                            8.001 - 8.250                   236         23,838,448.98                 13.46
                            8.251 - 8.500                   260         22,877,734.30                 12.91
                            8.501 - 8.750                   124         10,738,205.17                  6.06
                            8.751 - 9.000                   156         14,084,440.95                  7.95
                            9.001 - 9.250                    26          2,856,118.48                  1.61
                            9.251 - 9.500                   142         11,594,769.77                  6.55
                            9.501 - 9.750                    65          5,040,121.42                  2.85
                           9.751 - 10.000                    28          2,197,791.43                  1.24
                          10.001 - 10.250                     9            466,123.93                  0.26
                          10.251 - 10.500                    36          2,579,222.77                  1.46
                          10.501 - 10.750                     6            367,472.13                  0.21
                          10.751 - 11.000                    37          2,371,112.34                  1.34
                          11.001 - 11.250                    10            717,605.98                  0.41
                          11.251 - 11.500                     4            405,758.67                  0.23
                          11.501 - 11.750                     1             52,434.88                  0.03
                          11.751 - 12.000                     8            587,499.62                  0.33
                          12.001 - 12.500                     1             33,532.60                  0.02
                          12.501 - 12.750                     2             84,488.26                  0.05
                          12.751 - 13.000                     1             82,780.45                  0.05
                                   TOTAL:                 1,941        177,149,936.23                100.00

(1)   The percentages herein might not equal 100% due to rounding.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

GROUP II

MARGIN

                                   Margin       Number of Loans       Current Balance   Percentage of
                                   ------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                            4.001 - 5.000                   308         30,671,496.83              17.31
                            5.001 - 6.000                 1,136        107,878,245.10              60.90
                            6.001 - 7.000                   470         36,355,426.07              20.52
                            7.001 - 8.000                    26          2,191,722.42               1.24
                            8.001 - 9.000                     1             53,045.81               0.03
                                   TOTAL:                 1,941        177,149,936.23             100.00

REMAINING TERM

                         Stated Remaining       Number of Loans       Current Balance   Percentage of
                         ----------------       ---------------       ---------------   -------------
                         Term to Maturity                                              Current Balance
                         ----------------                                              ---------------
                                  49 - 72                     5            506,411.95               0.29
                                  73 - 96                 1,516        142,786,974.03              80.60
                                 97 - 120                   128         10,771,029.18               6.08
                                121 - 192                    46         10,908,860.55               6.16
                                193 - 240                    21          1,441,479.66               0.81
                                241 - 360                   125         10,735,180.86               6.06
                                   TOTAL:                 1,941        177,149,936.23             100.00

PERIODIC CAP

                             Periodic Cap       Number of Loans       Current Balance   Percentage of
                             ------------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                                    1.000                 1,940        177,071,045.87              99.96
                                    2.000                     1             78,890.36               0.04
                                   TOTAL:                 1,941        177,149,936.23             100.00

LIFETIME CAP

                             Lifetime Cap       Number of Loans       Current Balance   Percentage of
                             ------------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                          15.501 - 16.000                     7            725,947.32               0.41
                          16.001 - 16.500                    86          8,880,968.74               5.01
                          16.501 - 17.000                   647         61,290,410.27              34.60
                          17.001 - 17.500                   495         48,757,321.38              27.52
                          17.501 - 18.000                   441         36,853,466.80              20.80
                          18.001 - 18.500                   201         15,461,401.55               8.73
                          18.501 - 19.000                    50          4,057,990.75               2.29
                          19.001 - 19.500                    10            718,713.09               0.41
                          19.501 - 20.000                     4            403,716.33               0.23
                                   TOTAL:                 1,941        177,149,936.23             100.00

(1)   The percentages herein might not equal 100% due to rounding.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

GROUP II

LIFETIME FLOOR

                           Lifetime Floor       Number of Loans       Current Balance   Percentage of
                           --------------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                            6.501 - 7.000                    21          2,061,566.26              1.16
                            7.001 - 7.500                    61          5,538,788.18              3.13
                            7.501 - 8.000                   863         83,121,234.42             46.92
                            8.001 - 8.500                   473         44,665,765.84             25.21
                            8.501 - 9.000                   209         18,393,065.82             10.38
                            9.001 - 9.500                   162         13,169,938.64              7.43
                           9.501 - 10.000                    76          5,090,917.64              2.87
                          10.001 - 10.500                    18          1,414,881.22              0.80
                          10.501 - 11.000                    44          2,894,133.02              1.63
                          11.001 - 11.500                    10            579,941.60              0.33
                          11.501 - 12.000                     4            219,703.59              0.12
                                   TOTAL:                 1,941        177,149,936.23            100.00

COMBINED LTV

                             Combined LTV       Number of Loans       Current Balance   Percentage of
                           --------------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                          10.001 - 20.000                     1             89,743.44               0.05
                          20.001 - 30.000                     6            272,789.23               0.15
                          30.001 - 40.000                     8            565,894.74               0.32
                          40.001 - 50.000                    20          1,643,021.18               0.93
                          50.001 - 60.000                    44          3,614,215.07               2.04
                          60.001 - 70.000                   136         12,568,088.26               7.09
                          70.001 - 80.000                   706         61,081,114.12              34.48
                          80.001 - 90.000                   887         82,764,278.85              46.72
                         90.001 - 100.000                   133         14,550,791.34               8.21
                                   TOTAL:                 1,941        177,149,936.23             100.00

(1)   The percentages herein might not equal 100% due to rounding.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
                       EQCC HOME EQUITY LOAN TRUST 1997-2
--------------------------------------------------------------------------------

III.  COLLATERAL SUMMARY(1) (CONTINUED)

GROUP II

GEOGRAPHIC DISTRIBUTION

                                   States       Number of Loans       Current Balance   Percentage of
                                   ------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                                       OH                   331         24,851,395.41             14.03
                                       MN                   187         19,849,497.70             11.20
                                       IL                   213         18,824,045.99             10.63
                                       MI                   187         16,087,782.53              9.08
                                       MD                    65          8,039,449.66              4.54
                                       WI                    90          6,835,819.74              3.86
                                       AZ                    61          6,136,983.56              3.46
                                       FL                    60          6,001,095.36              3.39
                                       IN                    89          5,760,398.05              3.25
                                       MO                    57          5,100,913.62              2.88
                                       CT                    38          4,784,160.51              2.70
                                       TN                    52          4,763,778.38              2.69
                                       UT                    47          4,475,643.31              2.53
                                       NC                    47          4,129,144.46              2.33
                                       CA                    26          3,741,162.21              2.11
                                       KY                    43          3,700,168.77              2.09
                                       CO                    33          3,638,564.61              2.05
                                       WA                    31          3,290,487.04              1.86
                                       PA                    34          2,686,460.16              1.52
                                       TX                    23          2,681,101.65              1.51
                                       VA                    24          2,663,588.52              1.50
                                       MA                    19          2,608,734.10              1.47
                                       GA                    19          1,888,103.85              1.07
                                       NY                    13          1,609,391.78              0.91
                                       NJ                    14          1,234,657.64              0.70
                                       ID                    16          1,213,401.78              0.68
                                       NM                    11          1,201,878.53              0.68
                                       IA                    16          1,190,417.29              0.67
                                       NE                    14          1,143,420.96              0.65
                                       MS                    14          1,083,789.14              0.61
                                       SC                    12          1,083,308.24              0.61
                                       LA                    11          1,041,988.16              0.59
                                       KS                    12            972,739.20              0.55
                                       RI                    11            939,217.43              0.53
                                       NV                     5            527,143.30              0.30
                                       DC                     3            264,299.85              0.15
                                       DE                     3            256,111.94              0.14
                                       OR                     3            251,270.01              0.14
                                       WV                     3            210,740.98              0.12
                                       OK                     2            169,825.75              0.10
                                       AL                     1            145,855.06              0.08
                                       AR                     1             72,000.00              0.04
                                   TOTAL:                 1,941        177,149,936.23            100.00

(1) The percentages herein might not equal 100% due to rounding.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $688,000,000 Certificates



                       EQCC HOME EQUITY LOAN TRUST 1997-2


   EQCC Receivables Corporation and EQCC Asset Backed Corporation (Depositors)
                  EquiCredit Corporation of America (Servicer)




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

I.  SECURITIES OFFERED(1):

TO MATURITY:

--------------------------------------------------------------------------------------------------------------------------
                                                        APPROX.    ESTIMATED      ESTIMATED     EXPECTED       STATED
                  APPROX.      GROUP                   EXPECTED    WAL/MDUR       PRINCIPAL       FINAL    FINAL MATURITY
  SECURITIES       SIZE         NO.     BENCHMARK        PRICE       (YRS)       PMT. WINDOW    MATURITY
--------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (2)  $ 65,666,000      I            Curve     100.000%   1.00/0.93         1 - 25       7/15/99      7/15/28
CLASS A-2 (2)  $ 31,292,000      I            Curve     100.000%   0.45/0.43          1 - 9       3/15/98      5/15/04
CLASS A-3 (2)  $ 78,276,000      I            Curve     100.000%   1.15/1.07         9 - 20       2/15/99      5/15/04
CLASS A-4 (2)  $ 62,228,000      I         2 Yr Tsy     100.000%   2.05/1.86        20 - 30      12/15/99      4/15/07
CLASS A-5 (2)  $ 86,789,000      I         3 Yr Tsy     100.000%   3.05/2.67        30 - 46       4/15/01      4/15/11
CLASS A-6 (2)  $ 22,646,000      I            Curve     100.000%   4.05/3.43        46 - 52      10/15/01      2/15/12
CLASS A-7 (2)  $ 72,769,000      I            Curve     100.000%   5.56/4.45        52 - 83       5/15/04      2/15/20
CLASS A-8 (2)  $ 33,034,000      I        10 Yr Tsy     100.000%   9.95/6.76       83 - 360       6/15/27      7/15/28
CLASS A-9 (2)  $ 50,300,000      I            Curve     100.000%   6.16/4.81       37 - 178       4/15/12      7/15/28
CLASS A-10 (3) $185,000,000     II       1 mo LIBOR     100.000%      3.02          1 - 293      11/15/21      7/15/28
--------------------------------------------------------------------------------------------------------------------------

TO 10% CLEANUP CALL:

--------------------------------------------------------------------------------------------------------------------------
                                                       APPROX.      ESTIMATED      ESTIMATED     EXPECTED       STATED
                  APPROX.      GROUP                  EXPECTED      WAL/MDUR       PRINCIPAL       FINAL    FINAL MATURITY
  SECURITIES       SIZE         NO.     BENCHMARK       PRICE         (YRS)       PMT. WINDOW    MATURITY
--------------------------------------------------------------------------------------------------------------------------
CLASS A-7 (2)  $ 72,769,000     I             Curve     100.000%   5.56/4.45        52 - 83       5/15/04      2/15/20
CLASS A-8 (2)  $ 33,034,000     I         10 Yr Tsy     100.000%   6.88/5.24        83 - 83       5/15/04      7/15/28
CLASS A-9 (2)  $ 50,300,000     I             Curve     100.000%   5.86/4.64        37 - 83       5/15/04      7/15/28
CLASS A-10 (3) $185,000,000     II       1 mo LIBOR     100.000%      2.95           1 - 83       5/15/04      7/15/28
-------------------------------------------------------------------------------------------------------------------------

(1)      All Certificates will be rated Aaa/AAA by Moody's & S&P.

(2) Prepayments are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 5% CPR in month one, increase by 1.364% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(3)      Prepayments are sized at 25% CPR.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

II.  SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO MATURITY

% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-1
Avg. Life (yrs)                       3.33        1.01        1.00        1.00        1.00        1.00        1.00
Mod Duration (yrs)                    2.85        0.94        0.93        0.93        0.93        0.93        0.93
Window (begin-end) (mths)            1 - 74      1 - 25      1 - 25      1 - 25      1 - 25      1 - 25      1 - 25
Expected Final Maturity              8/15/03     7/15/99     7/15/99     7/15/99     7/15/99     7/15/99     7/15/99
Yield @ 100.000%                      6.11        6.11        6.11        6.11        6.11        6.11        6.11

Class A-2
Avg. Life (yrs)                       6.75        1.33        0.57        0.45        0.37        0.32        0.28
Mod Duration (yrs)                    5.41        1.24        0.54        0.43        0.36        0.30        0.26
Window (begin-end) (mths)            74 - 83     8 - 25      1 - 11       1 - 9       1 - 8       1 - 7       1 - 6
Expected Final Maturity              5/15/04     7/15/99     5/15/98     3/15/98     2/15/98     1/15/98    12/15/97
Yield @ 100.000%                      5.94        5.94        5.94        5.94        5.94        5.94        5.94

Class A-3
Avg. Life (yrs)                       6.88        2.86        1.47        1.15        0.97        0.84        0.75
Mod Duration (yrs)                    5.43        2.53        1.35        1.07        0.91        0.80        0.71
Window (begin-end) (mths)            83 - 83     25 - 46     11 - 26     9 - 20      8 - 16      7 - 14      6 - 13
Expected Final Maturity              5/15/04     4/15/01     8/15/99     2/15/99    10/15/98     8/15/98     7/15/98
Yield @ 100.000%                      6.29        6.29        6.29        6.29        6.29        6.29        6.29

Class A-4
Avg. Life (yrs)                       8.22        4.60        2.53        2.05        1.68        1.41        1.22
Mod Duration (yrs)                    6.18        3.86        2.26        1.86        1.54        1.30        1.14
Window (begin-end) (mths)           83 - 118     46 - 67     26 - 36     20 - 30     16 - 25     14 - 21     13 - 18
Expected Final Maturity              4/15/07     1/15/03     6/15/00    12/15/99     7/15/99     3/15/99    12/15/98
Yield @ 100.000%                      6.44        6.44        6.44        6.44        6.44        6.44        6.44

Class A-5
Avg. Life (yrs)                       11.80       6.57        3.80        3.05        2.55        2.18        1.88
Mod Duration (yrs)                    7.96        5.17        3.25        2.67        2.27        1.97        1.72
Window (begin-end) (mths)           118 - 166    67 - 83     36 - 58     30 - 46     25 - 38     21 - 32     18 - 28
Expected Final Maturity              4/15/11     5/15/04     4/15/02     4/15/01     8/15/00     2/15/00    10/15/99
Yield @ 100.000%                      6.60        6.60        6.60        6.60        6.60        6.60        6.60


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO MATURITY

% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-6
Avg. Life (yrs)                       14.22       7.35        5.09        4.05        3.32        2.81        2.45
Mod Duration (yrs)                    8.87        5.61        4.17        3.43        2.88        2.48        2.19
Window (begin-end) (mths)           166 - 176    83 - 99     58 - 66     46 - 52     38 - 43     32 - 36     28 - 31
Expected Final Maturity              2/15/12     9/15/05    12/15/02    10/15/01     1/15/01     6/15/00     1/15/00
Yield @ 100.000%                      6.80        6.80        6.80        6.80        6.80        6.80        6.80

Class A-7
Avg. Life (yrs)                       16.30       10.69       6.81        5.56        4.50        3.73        3.17
Mod Duration (yrs)                    9.43        7.28        5.24        4.45        3.73        3.18        2.75
Window (begin-end) (mths)           176 - 272   99 - 164    66 - 111     52 - 83     43 - 72     36 - 58     31 - 49
Expected Final Maturity              2/15/20     2/15/11     9/15/06     5/15/04     6/15/03     4/15/02     7/15/01
Yield @ 100.000%                      6.98        6.98        6.98        6.98        6.98        6.98        6.98

Class A-8
Avg. Life (yrs)                       26.80       16.66       11.94       9.95        8.32        6.71        5.21
Mod Duration (yrs)                    11.47       9.26        7.65        6.76        5.95        5.04        4.14
Window (begin-end) (mths)           272 - 360   164 - 360   111 - 360   83 - 360    72 - 360    58 - 360    49 - 355
Expected Final Maturity              6/15/27     6/15/27     6/15/27     6/15/27     6/15/27     6/15/27     1/15/27
Yield @ 100.000%                      7.30        7.30        7.30        7.30        7.30        7.30        7.30

Class A-9
Avg. Life (yrs)                       8.88        7.29        6.46        6.16        5.93        5.73        5.57
Mod Duration (yrs)                    6.34        5.48        5.00        4.81        4.66        4.54        4.43
Window (begin-end) (mths)           37 - 178    37 - 178    37 - 178    37 - 178    37 - 178    37 - 178    37 - 178
Expected Final Maturity              4/15/12     4/15/12     4/15/12     4/15/12     4/15/12     4/15/12     4/15/12
Yield @ 100.000%                      6.91        6.91        6.91        6.91        6.91        6.91        6.91


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP I LOANS

TO 10% CLEANUP CALL

% of Prepayment Assumption            0.0%        50.0%      100.0%      125.0%      150.0%      175.0%      200.0%
Implied Seasoned CPR                  0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-7
Avg. Life (yrs)                       15.38       10.18       6.62        5.56        4.50        3.73        3.17
Mod Duration (yrs)                    9.17        7.07        5.13        4.45        3.73        3.18        2.75
Window (begin-end) (mths)           176 - 197   99 - 133     66 - 88     52 - 83     43 - 72     36 - 58     31 - 49
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04     6/15/03     4/15/02     7/15/01
Yield @ 100.000%                      6.98        6.98        6.98        6.98        6.98        6.98        6.98

Class A-8
Avg. Life (yrs)                       16.38       11.04       7.29        6.88        6.34        5.27        4.48
Mod Duration (yrs)                    9.30        7.36        5.48        5.24        4.92        4.23        3.70
Window (begin-end) (mths)           197 - 197   133 - 133    88 - 88     83 - 83     72 - 77     58 - 65     49 - 56
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      7.30        7.30        7.30        7.30        7.30        7.30        7.30

Class A-9
Avg. Life (yrs)                       8.88        7.24        6.16        5.86        5.49        4.88        4.35
Mod Duration (yrs)                    6.34        5.46        4.83        4.64        4.40        4.00        3.63
Window (begin-end) (mths)           37 - 178    37 - 133     37 - 88     37 - 83     37 - 77     37 - 65     37 - 56
Expected Final Maturity              4/15/12     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      6.91        6.91        6.91        6.91        6.91        6.91        6.91


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                  PROJECTED PERFORMANCE
                                          UNDER VARYING PREPAYMENT ASSUMPTIONS

GROUP II LOANS

TO MATURITY

% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       8.03        5.20        3.59        3.02        2.57        2.20        1.89
Mod Duration (yrs)                    6.01        4.15        2.98        2.55        2.20        1.91        1.66
Window (begin-end) (mths)            1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 293     1 - 291
Expected Final Maturity             11/15/21    11/15/21    11/15/21    11/15/21    11/15/21    11/15/21     9/15/21
Yield @ 100.000%                      6.07        6.07        6.07        6.08        6.08        6.08        6.09
Yield @ 99.984%                       0.00        0.00        0.00        0.00        0.00        0.00        0.00


TO 10% CLEANUP CALL

% CPR                                 0.0%        10.0%       20.0%       25.0%       30.0%       35.0%       40.0%

Class A-10
Avg. Life (yrs)                       7.75        5.07        3.52        2.95        2.48        2.07        1.76
Mod Duration (yrs)                    5.92        4.09        2.94        2.51        2.14        1.82        1.57
Window (begin-end) (mths)            1 - 197     1 - 133     1 - 88      1 - 83      1 - 77      1 - 65      1 - 56
Expected Final Maturity             11/15/13     7/15/08    10/15/04     5/15/04    11/15/03    11/15/02     2/15/02
Yield @ 100.000%                      6.07        6.07        6.07        6.07        6.07        6.07        6.07

Yield @ 99.984%                       0.00        0.00        0.00        0.00        0.00        0.00        0.00



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

III.  COLLATERAL SUMMARY(1)

            FIXED RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

TOTAL NUMBER OF LOANS                                   10,497
TOTAL OUTSTANDING LOAN BALANCE                 $469,025,282.75
      BALLOON (% OF TOTAL)                              40.35%
      LEVEL PAY (% OF TOTAL)                            59.65%
AVERAGE LOAN PRINCIPAL BALANCE                      $44,681.84                                            % by Balance
                                                                                                          ------------
RANGE OF LOAN BALANCE                              $4,314.23 -                   <= $25,000.00                  12.48%
                                                   $300,000.00         $25,000.01 - $50,000.00                  30.64%
                                                                       $50,000.01 - $75,000.00                  23.71%
                                                                      $75,000.01 - $100,000.00                  13.21%
                                                                     $100,000.01 - $300,000.00                  19.96%
WEIGHTED AVERAGE COUPON                                 10.86%                                            % by Balance
                                                                                                          ------------
COUPON RANGE                                    7.40% - 16.85%                 7.001% - 9.000%                   3.72%
                                                                              9.001% - 11.000%                  59.59%
                                                                             11.001% - 13.000%                  28.83%
                                                                             13.001% - 15.000%                   7.78%
                                                                             15.001% - 17.000%                   0.07%
WTD AVG ORIGINAL TERM (MOS)                                173
                                                                                     Level Pay                 Balloon
RANGE OF ORIGINAL TERM (MOS)                          36 - 360          36-84            0.89%                  67.14%
                                                                       85-120            4.06%                  11.32%
                                                                      121-180           66.00%                  21.54%
                                                                      181-240            9.78%                   0.00%
                                                                      241-360           19.27%                   0.00%
WTD AVG REMAINING TERM (MOS)                               172
                                                                                     Level Pay                 Balloon
RANGE OF REMAINING TERM (MOS)                         26 - 360          25-84            1.03%                  67.17%
                                                                       85-120            4.32%                  11.29%
                                                                      121-180           65.60%                  21.54%
                                                                      181-240            9.78%                   0.00%
                                                                      241-360           19.27%                   0.00%
LIEN POSITION (FIRST/SECOND)                   72.54% / 27.46%
WEIGHTED AVERAGE CLTV                                   78.14%                                            % by Balance
                                                                                                          ------------
RANGE OF CLTV                                  0.79% - 100.00%                   0.00% - 7.00%                   0.00%
                                                                                7.01% - 65.00%                  12.55%
                                                                               65.01% - 75.00%                  21.96%
                                                                               75.01% - 85.00%                  45.12%
                                                                              85.01% - 100.00%                  20.37%

WTD AVG SECOND MORTGAGE RATIO                           32.14%         (for second liens only
RANGE OF SECOND MORTGAGE RATIO                  3.36% - 99.81%              as of origination)

(1)      The percentages herein might not equal 100% due to rounding.

(2)      The cut-off date is June 1, 1997.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

            FIXED RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

PROPERTY TYPE
                                                           Single Family   92.64%     Condos/Townhouse     0.94%
                                                          2 to 4 Family     5.18%                Other     1.25%
OCCUPANCY STATUS                                              Owner Occ.   95.15%           Investment     4.85%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than 6%                    FL   12.51%        NY     7.07%
of the pool principal balance                                         CA    7.11%        PA     6.12%

CREDIT CLASS                                                                    A              62.59%
                                                                                B              22.93%
                                                                                C              12.02%
                                                                              C-2               0.07%
                                                                                D               2.39%

(1)      The percentages herein might not equal 100% due to rounding.

(2)      The cut-off date is June 1, 1997.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP I
CURRENT BALANCE

                          Current Balance       Number of Loans       Current Balance        Percentage of
                          ---------------       ---------------       ---------------        -------------
                                                                                           Current Balance
                                                                                           ---------------
                         0.00 - 25,000.00                 3,312         58,544,819.61                12.48
                    25,000.01 - 50,000.00                 3,958        143,715,999.22                30.64
                    50,000.01 - 75,000.00                 1,828        111,193,300.27                23.71
                   75,000.01 - 100,000.00                   721         61,971,615.11                13.21
                  100,000.01 - 125,000.00                   340         37,927,211.56                 8.09
                  125,000.01 - 150,000.00                   151         20,685,972.90                 4.41
                  150,000.01 - 175,000.00                    93         15,054,082.79                 3.21
                  175,000.01 - 200,000.00                    45          8,466,178.71                 1.81
                  200,000.01 - 225,000.00                    25          5,258,358.45                 1.12
                  225,000.01 - 250,000.00                    10          2,398,901.96                 0.51
                  250,000.01 - 275,000.00                     7          1,792,696.70                 0.38
                  275,000.01 - 300,000.00                     7          2,016,145.47                 0.43

                                   TOTAL:                10,497        469,025,282.75               100.00

COUPON

                                   Coupon       Number of Loans       Current Balance        Percentage of
                                   ------       ---------------       ---------------        -------------
                                                                                           Current Balance
                                                                                           ---------------
                            7.001 - 9.000                   242         17,468,158.26                 3.72
                           9.001 - 11.000                 5,178        279,503,602.14                59.59
                          11.001 - 13.000                 3,497        135,209,858.71                28.83
                          13.001 - 15.000                 1,547         36,513,246.32                 7.78
                          15.001 - 17.000                    33            330,417.32                 0.07

                                   TOTAL:                10,497        469,025,282.75               100.00

REMAINING TERM

                         Stated Remaining       Number of Loans       Current Balance        Percentage of
                         ----------------       ---------------       ---------------        -------------
                         Term to Maturity                                                  Current Balance
                         ----------------                                                  ---------------
                                  25 - 48                    13            164,178.13                 0.04
                                  49 - 72                    95          1,561,517.92                 0.33
                                  73 - 96                 1,886        128,779,286.97                27.46
                                 97 - 120                   855         32,926,260.63                 7.02
                                121 - 144                    14            440,159.11                 0.09
                                145 - 168                     5             94,252.36                 0.02
                                169 - 192                 6,325        223,789,133.80                47.71
                                193 - 240                   535         27,358,666.49                 5.83
                                241 - 360                   769         53,911,827.34                11.49

                                   TOTAL:                10,497        469,025,282.75               100.00

(1)   The percentages herein might not equal 100% due to rounding.




--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP I
COMBINED LTV

                             Combined LTV       Number of Loans       Current Balance        Percentage of
                             ------------       ---------------       ---------------        -------------
                                                                                           Current Balance
                                                                                           ---------------
                           0.001 - 10.000                     7             91,819.59                 0.02
                          10.001 - 20.000                    51            995,664.65                 0.21
                          20.001 - 30.000                   115          2,955,972.97                 0.63
                          30.001 - 40.000                   206          6,232,012.47                 1.33
                          40.001 - 50.000                   327         12,026,984.71                 2.56
                          50.001 - 60.000                   482         19,455,253.34                 4.15
                          60.001 - 70.000                 1,149         52,428,990.43                11.18
                          70.001 - 80.000                 3,019        158,243,857.58                33.74
                          80.001 - 90.000                 3,445        171,251,692.95                36.51
                         90.001 - 100.000                 1,696         45,343,034.06                 9.67

                                   TOTAL:                10,497        469,025,282.75               100.00


HOME EQUITY LOAN RATIO

                   Home Equity Loan Ratio       Number of Loans       Current Balance        Percentage of
                   ----------------------       ---------------       ---------------        -------------
                                                                                           Current Balance
                                                                                           ---------------
                             0.01 - 10.00                   322          4,719,192.97                 1.01
                            10.01 - 20.00                 2,233         46,724,890.19                 9.96
                            20.01 - 30.00                 1,561         44,188,616.78                 9.42
                            30.01 - 40.00                   726         25,412,208.50                 5.42
                            40.01 - 50.00                   470         18,915,658.67                 4.03
                            50.01 - 60.00                   432         19,571,572.84                 4.17
                            60.01 - 70.00                   826         43,466,081.61                 9.27
                            70.01 - 80.00                 1,979        126,880,108.35                27.05
                            80.01 - 90.00                 1,730        123,099,102.73                26.25
                           90.01 - 100.00                   218         16,047,850.11                 3.42

                                   TOTAL:                10,497        469,025,282.75               100.00

(1)   The percentages herein might not equal 100% due to rounding.




--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP I
GEOGRAPHIC DISTRIBUTION

                                   States       Number of Loans       Current Balance         Percentage of
                                   ------       ---------------       ---------------         -------------
                                                                                            Current Balance
                                                                                            ---------------
                                       FL                 1,548         58,656,235.49                 12.51
                                       CA                   660         33,352,079.83                  7.11
                                       NY                   470         33,155,761.96                  7.07
                                       PA                   592         28,713,431.24                  6.12
                                       OH                   470         22,058,414.36                  4.70
                                       IN                   521         20,132,168.19                  4.29
                                       TN                   418         19,492,247.89                  4.16
                                       NC                   470         18,711,066.03                  3.99
                                       IL                   366         17,847,917.54                  3.81
                                       MI                   329         15,952,691.39                  3.40
                                       MD                   338         15,297,804.02                  3.26
                                       GA                   299         12,909,283.84                  2.75
                                       WA                   286         11,979,348.13                  2.55
                                       VA                   303         11,937,267.52                  2.55
                                       MN                   274         11,297,994.55                  2.41
                                       MA                   169          9,766,163.91                  2.08
                                       LA                   249          9,678,712.77                  2.06
                                       SC                   233          9,576,745.83                  2.04
                                       CT                   149          8,988,671.97                  1.92
                                       AZ                   243          8,788,207.37                  1.87
                                       KY                   198          8,199,317.00                  1.75
                                       MO                   157          7,634,433.54                  1.63
                                       UT                   214          7,300,386.49                  1.56
                                       IA                   175          6,905,427.69                  1.47
                                       NJ                    98          5,868,918.87                  1.25
                                       TX                    66          5,430,701.13                  1.16
                                       CO                   158          5,353,489.59                  1.14
                                       DE                    83          4,951,016.46                  1.06
                                       WI                   119          4,824,265.60                  1.03
                                       OR                   118          4,535,613.40                  0.97
                                       NV                    80          4,236,692.36                  0.90
                                       KS                    98          3,991,985.49                  0.85
                                       OK                   119          3,988,212.73                  0.85
                                       MS                    81          3,025,601.38                  0.65
                                       ID                    88          2,841,374.20                  0.61
                                       NE                    68          2,784,131.69                  0.59
                                       RI                    57          2,719,987.59                  0.58
                                       WV                    35          1,951,520.89                  0.42
                                       AR                    39          1,715,036.29                  0.37
                                       NH                    17          1,082,647.56                  0.23
                                       NM                    30            954,944.63                  0.20
                                       DC                     8            319,476.82                  0.07
                                       AL                     4            117,887.52                  0.03
                                   TOTAL:                10,497        469,025,282.75                100.00

(1)   The percentages herein might not equal 100% due to rounding.


--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

          ADJUSTABLE RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

TOTAL NUMBER OF LOANS                                                       1,941
TOTAL OUTSTANDING LOAN BALANCE                                    $177,149,936.23
      BALLOON (% OF TOTAL)                                                 90.24%
      LEVEL PAY (% OF TOTAL)                                                9.76%
AVERAGE LOAN PRINCIPAL BALANCE                                         $91,267.36                                      % by Balance
                                                                                                                       ------------
RANGE OF LOAN PRINCIPAL BALANCE                          $15,000.00 - $350,000.00 less than or equal to $25,000.00            0.05%
                                                                                           $25,000.01 - $50,000.00            6.06%
                                                                                           $50,000.01 - $75,000.00           20.99%
                                                                                          $75,000.01 - $100,000.00           24.28%
                                                                                         $100,000.01 - $350,000.00           48.62%

WEIGHTED AVERAGE CURRENT COUPON                                             8.42%                                      % by Balance
                                                                                                                       ------------
CURRENT COUPON RANGE                                               7.60% - 12.80%            7.01% - 8.00%                 43.00%
                                                                                             8.01% - 9.00%                 40.38%
                                                                                            9.01% - 10.00%                 12.24%
                                                                                           10.01% - 11.00%                  3.26%
                                                                                           11.01% - 12.00%                  1.00%
                                                                                           12.01% - 13.00%                  0.11%

WEIGHTED AVERAGE MARGIN                                                     5.58%                                      % by Balance
                                                                                                                       ------------
MARGIN RANGE                                                        4.25% - 8.20%            4.01% - 4.50%                  1.64%
                                                                                             4.51% - 5.00%                 15.67%
                                                                                             5.01% - 5.50%                 40.07%
                                                                                             5.51% - 6.00%                 20.83%
                                                                                             6.01% - 6.50%                 16.05%
                                                                                             6.51% - 7.00%                  4.48%
                                                                                             7.01% - 7.50%                  1.04%
                                                                                             7.51% - 8.00%                  0.20%
                                                                                             8.01% - 8.50%                  0.03%
WEIGHTED AVERAGE LIFE CAPS                                                 17.34%                                      % by Balance
                                                                                                                       ------------
RANGE OF LIFE CAPS                                                15.88% - 19.88%          15.51% - 16.00%                  0.41%
                                                                                           16.01% - 16.50%                  5.01%
                                                                                           16.51% - 17.00%                 34.60%
                                                                                           17.01% - 17.50%                 27.52%
                                                                                           17.51% - 18.00%                 20.80%
                                                                                           18.01% - 18.50%                  8.73%
                                                                                           18.51% - 19.00%                  2.29%
                                                                                           19.01% - 19.50%                  0.41%
                                                                                           19.51% - 20.00%                  0.23%

NEXT RATE ADJUSTMENT DATE                                                             7/97    10.06%              10/97    14.08%
                                                                                      8/97     7.23%              11/97    28.81%
                                                                                      9/97    11.28%              12/97    26.93%
                                                                                                                   1/98     1.60%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.




--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

          ADJUSTABLE RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)(2)

WEIGHTED AVERAGE LIFE FLOORS                                                8.27%                                      % by Balance
                                                                                                                       ------------
RANGE OF LIFE FLOORS                                               6.70% - 11.80%             6.51% - 7.00%                 1.16%
                                                                                              7.01% - 7.50%                 3.13%
                                                                                              7.51% - 8.00%                46.92%
                                                                                              8.01% - 8.50%                25.21%
                                                                                              8.51% - 9.00%                10.38%
                                                                                              9.01% - 9.50%                 7.43%
                                                                                             9.51% - 10.00%                 2.87%
                                                                                            10.01% - 10.50%                 0.80%
                                                                                            10.51% - 11.00%                 1.63%
                                                                                            11.01% - 11.50%                 0.33%
                                                                                            11.51% - 12.00%                 0.12%

WEIGHTED AVERAGE PERIODIC CAP                                               1.00%                                      % by Balance
                                                                                                                       ------------
RANGE OF PERIODIC CAP                                                                                 1.00%                99.96%
                                                                                                      2.00%                 0.04%

WTD AVG ORIGINAL TERM TO MATURITY (MOS)                                       109                           Level Pay       Balloon
                                                                                                            ---------       -------
RANGE OF ORIGINAL TERM TO MATURITY (MOS)                                 73 - 360                     36-84     0.58%        89.46%
                                                                                                     85-120     1.56%         6.69%
                                                                                                    121-180    27.42%         3.86%
                                                                                                    181-240     8.34%         0.00%
                                                                                                    241-360    62.10%         0.00%
WTD AVG REMAINING TERM TO MATURITY (MOS)                                      107                           Level Pay       Balloon
                                                                                                            ---------       -------
RANGE OF REMAINING TERM TO MATURITY (MOS)                                67 - 360                     25-84     0.58%        89.46%
                                                                                                     85-120     1.56%         6.69%
                                                                                                    121-180    27.42%         3.86%
                                                                                                    181-240     8.34%         0.00%
                                                                                                    241-360    62.10%         0.00%
LIEN POSITION (FIRST/SECOND)                                      100.00% / 0.00%
WEIGHTED AVERAGE CLTV                                                      80.73%                                      % by Balance
                                                                                                                       ------------
RANGE OF CLTV                                                    14.52% - 100.00%            7.00% - 65.00%                   5.09%
                                                                                            65.01% - 75.00%                  20.14%
                                                                                            75.01% - 85.00%                  55.32%
                                                                                           85.01% - 100.00%                  19.45%
PROPERTY TYPE
                                                           Single Family   95.95%                  Townhouse      0.97%
                                                          2 to 4 Family     2.65%                     Condos      0.43%

OCCUPANCY STATUS                                              Owner Occ.   99.96%                 Investment      0.04%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than 5%                    OH   14.03%              IL    10.63%
of the pool principal balance                                         MN   11.20%              MI     9.08%

CREDIT CLASS                                                                                    A:    42.85%        C-2       0.09%
                                                                                                B:    45.76%          D       0.02%
                                                                                                C:    11.27%

(1)   The percentages herein might not equal 100% due to rounding.

(2)   The cut-off date is June 1, 1997.


--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
CURRENT BALANCE

                          Current Balance          Number Loans       Current Balance        Percentage of
                          ---------------          ------------       ---------------        -------------
                                                                                            Current Balance
                                                                                            ---------------
                         0.00 - 25,000.00                     4             84,678.00                  0.05

                    25,000.01 - 50,000.00                   260         10,743,787.49                  6.06

                    50,000.01 - 75,000.00                   591         37,186,244.39                 20.99

                   75,000.01 - 100,000.00                   493         43,003,655.41                 24.28

                  100,000.01 - 125,000.00                   265         29,531,077.77                 16.67

                  125,000.01 - 150,000.00                   135         18,254,013.83                 10.30

                  150,000.01 - 175,000.00                    73         11,867,564.07                  6.70

                  175,000.01 - 200,000.00                    48          9,026,051.12                  5.10

                  200,000.01 - 225,000.00                    35          7,443,186.74                  4.20

                  225,000.01 - 250,000.00                    15          3,592,383.45                  2.03

                  250,000.01 - 275,000.00                    10          2,590,209.21                  1.46

                  275,000.01 - 300,000.00                     4          1,137,685.46                  0.64

                  300,000.01 - 325,000.00                     3            946,111.86                  0.53

                  325,000.01 - 350,000.00                     5          1,743,287.43                  0.98

                                   TOTAL:                 1,941        177,149,936.23                100.00


CURRENT COUPON

                                   Coupon          Number Loans       Current Balance      Percentage of
                                   ------          ------------       ---------------      -------------
                                                                                          Current Balance
                                                                                          ---------------
                            7.501 - 7.750                   246         23,206,782.59                 13.10

                            7.751 - 8.000                   543         52,967,491.51                 29.90

                            8.001 - 8.250                   236         23,838,448.98                 13.46

                            8.251 - 8.500                   260         22,877,734.30                 12.91

                            8.501 - 8.750                   124         10,738,205.17                  6.06

                            8.751 - 9.000                   156         14,084,440.95                  7.95

                            9.001 - 9.250                    26          2,856,118.48                  1.61

                            9.251 - 9.500                   142         11,594,769.77                  6.55

                            9.501 - 9.750                    65          5,040,121.42                  2.85

                           9.751 - 10.000                    28          2,197,791.43                  1.24

                          10.001 - 10.250                     9            466,123.93                  0.26

                          10.251 - 10.500                    36          2,579,222.77                  1.46

                          10.501 - 10.750                     6            367,472.13                  0.21

                          10.751 - 11.000                    37          2,371,112.34                  1.34

                          11.001 - 11.250                    10            717,605.98                  0.41

                          11.251 - 11.500                     4            405,758.67                  0.23

                          11.501 - 11.750                     1             52,434.88                  0.03

                          11.751 - 12.000                     8            587,499.62                  0.33

                          12.001 - 12.500                     1             33,532.60                  0.02

                          12.501 - 12.750                     2             84,488.26                  0.05

                          12.751 - 13.000                     1             82,780.45                  0.05

                                   TOTAL:                 1,941        177,149,936.23                100.00

(1)   The percentages herein might not equal 100% due to rounding.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
MARGIN

                                   Margin       Number of Loans       Current Balance   Percentage of
                                   ------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                            4.001 - 5.000                   308         30,671,496.83              17.31

                            5.001 - 6.000                 1,136        107,878,245.10              60.90

                            6.001 - 7.000                   470         36,355,426.07              20.52

                            7.001 - 8.000                    26          2,191,722.42               1.24

                            8.001 - 9.000                     1             53,045.81               0.03

                                   TOTAL:                 1,941        177,149,936.23             100.00


REMAINING TERM

                         Stated Remaining       Number of Loans       Current Balance   Percentage of
                         ----------------       ---------------       ---------------   -------------
                         Term to Maturity                                              Current Balance
                         ----------------                                              ---------------
                                  49 - 72                     5            506,411.95               0.29

                                  73 - 96                 1,516        142,786,974.03              80.60

                                 97 - 120                   128         10,771,029.18               6.08

                                121 - 192                   146         10,908,860.55               6.16

                                193 - 240                    21          1,441,479.66               0.81

                                241 - 360                   125         10,735,180.86               6.06

                                   TOTAL:                 1,941        177,149,936.23             100.00


PERIODIC CAP

                             Periodic Cap       Number of Loans       Current Balance   Percentage of
                             ------------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                                    1.000                 1,940        177,071,045.87              99.96

                                    2.000                     1             78,890.36               0.04

                                   TOTAL:                 1,941        177,149,936.23             100.00


LIFETIME CAP

                             Lifetime Cap       Number of Loans       Current Balance   Percentage of
                             ------------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                          15.501 - 16.000                     7            725,947.32               0.41

                          16.001 - 16.500                    86          8,880,968.74               5.01

                          16.501 - 17.000                   647         61,290,410.27              34.60

                          17.001 - 17.500                   495         48,757,321.38              27.52

                          17.501 - 18.000                   441         36,853,466.80              20.80

                          18.001 - 18.500                   201         15,461,401.55               8.73

                          18.501 - 19.000                    50          4,057,990.75               2.29

                          19.001 - 19.500                    10            718,713.09               0.41

                          19.501 - 20.000                     4            403,716.33               0.23

                                   TOTAL:                 1,941        177,149,936.23             100.00

(1)   The percentages herein might not equal 100% due to rounding.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
LIFETIME FLOOR

                           Lifetime Floor       Number of Loans       Current Balance  Percentage of
                           --------------       ---------------       ---------------  -------------
                                                                                       Current Balance
                                                                                       ---------------
                            6.501 - 7.000                    21          2,061,566.26              1.16

                            7.001 - 7.500                    61          5,538,788.18              3.13

                            7.501 - 8.000                   863         83,121,234.42             46.92

                            8.001 - 8.500                   473         44,665,765.84             25.21

                            8.501 - 9.000                   209         18,393,065.82             10.38

                            9.001 - 9.500                   162         13,169,938.64              7.43

                           9.501 - 10.000                    76          5,090,917.64              2.87

                          10.001 - 10.500                    18          1,414,881.22              0.80

                          10.501 - 11.000                    44          2,894,133.02              1.63

                          11.001 - 11.500                    10            579,941.60              0.33

                          11.501 - 12.000                     4            219,703.59              0.12

                                   TOTAL:                 1,941        177,149,936.23            100.00


COMBINED LTV

                             Combined LTV       Number of Loans       Current Balance   Percentage of
                             ------------       ---------------       ---------------   -------------
                                                                                       Current Balance
                                                                                       ---------------
                          10.001 - 20.000                     1             89,743.44               0.05

                          20.001 - 30.000                     6            272,789.23               0.15

                          30.001 - 40.000                     8            565,894.74               0.32

                          40.001 - 50.000                    20          1,643,021.18               0.93

                          50.001 - 60.000                    44          3,614,215.07               2.04

                          60.001 - 70.000                   136         12,568,088.26               7.09

                          70.001 - 80.000                   706         61,081,114.12              34.48

                          80.001 - 90.000                   887         82,764,278.85              46.72

                         90.001 - 100.000                   133         14,550,791.34               8.21

                                   TOTAL:                 1,941        177,149,936.23             100.00

(1)   The percentages herein might not equal 100% due to rounding.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

GROUP II
GEOGRAPHIC DISTRIBUTION

                      States       Number of Loans       Current Balance  Percentage of
                      ------       ---------------       ---------------  -------------
                                                                          Current Balance
                                                                          ---------------
                          OH                   331         24,851,395.41             14.03

                          MN                   187         19,849,497.70             11.20

                          IL                   213         18,824,045.99             10.63

                          MI                   187         16,087,782.53              9.08

                          MD                    65          8,039,449.66              4.54

                          WI                    90          6,835,819.74              3.86

                          AZ                    61          6,136,983.56              3.46

                          FL                    60          6,001,095.36              3.39

                          IN                    89          5,760,398.05              3.25

                          MO                    57          5,100,913.62              2.88

                          CT                    38          4,784,160.51              2.70

                          TN                    52          4,763,778.38              2.69

                          UT                    47          4,475,643.31              2.53

                          NC                    47          4,129,144.46              2.33

                          CA                    26          3,741,162.21              2.11

                          KY                    43          3,700,168.77              2.09

                          CO                    33          3,638,564.61              2.05

                          WA                    31          3,290,487.04              1.86

                          PA                    34          2,686,460.16              1.52

                          TX                    23          2,681,101.65              1.51

                          VA                    24          2,663,588.52              1.50

                          MA                    19          2,608,734.10              1.47

                          GA                    19          1,888,103.85              1.07

                          NY                    13          1,609,391.78              0.91

                          NJ                    14          1,234,657.64              0.70

                          ID                    16          1,213,401.78              0.68

                          NM                    11          1,201,878.53              0.68

                          IA                    16          1,190,417.29              0.67

                          NE                    14          1,143,420.96              0.65

                          MS                    14          1,083,789.14              0.61

                          SC                    12          1,083,308.24              0.61

                          LA                    11          1,041,988.16              0.59

                          KS                    12            972,739.20              0.55

                          RI                    11            939,217.43              0.53

                          NV                     5            527,143.30              0.30

                          DC                     3            264,299.85              0.15

                          DE                     3            256,111.94              0.14

                          OR                     3            251,270.01              0.14

                          WV                     3            210,740.98              0.12

                          OK                     2            169,825.75              0.10

                          AL                     1            145,855.06              0.08

                          AR                     1             72,000.00              0.04

                      TOTAL:                 1,941        177,149,936.23            100.00


(1) The percentages herein might not equal 100% due to rounding.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).